Exhibit 10.1
EXECUTION VERSION

LLC INTEREST PURCHASE AGREEMENT
by and among
HOLLYFRONTIER CORPORATION,
FRONTIER REFINING LLC
and
FRONTIER EL DORADO REFINING LLC
as Sellers,
and
HOLLY ENERGY PARTNERS — OPERATING, L.P.
and
HOLLY ENERGY PARTNERS, L.P.
as Buyer
Effective as of November 1, 2011

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TABLE OF CONTENTS
(continued)
-ii-

TABLE OF CONTENTS
(continued)
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Exhibits:

Exhibit A	-	Cheyenne Throughput Agreement
Exhibit B	-	El Dorado Throughput Agreement
Exhibit C	-	El Dorado Note
Exhibit D	-	Cheyenne Note
Exhibit E	-	El Dorado Assignment
Exhibit F	-	Cheyenne Assignment
Exhibit G	-	Cheyenne Site Services Agreement
Exhibit H	-	El Dorado Site Services Agreement
Exhibit I	-	Cheyenne Lease and Access Agreement
Exhibit J	-	El Dorado Lease and Access Agreement
Exhibit K	-	Restated Omnibus Agreement
Exhibit L	-	Subordinate Mortgages/Subordinate Security Agreement
Schedules:

Schedule 1.1(a)		Cheyenne Assets
Schedule 1.1(b)		El Dorado Assets
Schedule 4.3(a)	-	Company Foreign Qualifications
Schedule 4.12	-	Title to Assets
Schedule 4.13		Permits
Schedule 4.14	-	Banking Relationships
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LLC INTEREST PURCHASE AGREEMENT
     THIS LLC INTEREST PURCHASE AGREEMENT (this “Agreement”) dated as of November 9, 2011 to be effective as of the Effective Time (as defined below), is made and entered into by and among HollyFrontier Corporation, a Delaware corporation (“HollyFrontier”), Frontier Refining LLC, a Delaware limited liability company (“Frontier Cheyenne”), Frontier El Dorado Refining LLC, a Delaware limited liability company (“Frontier El Dorado” and collectively with Frontier Cheyenne, “Sellers”, and each a “Seller”), Holly Energy Partners — Operating, L.P., a Delaware limited partnership (“Buyer”), and Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
     WHEREAS, Frontier Cheyenne is the sole member of Cheyenne Logistics LLC, a Delaware limited liability company (“Cheyenne Logistics”), and Frontier El Dorado is the sole member of El Dorado Logistics LLC, a Delaware limited liability company (“El Dorado Logistics,” each a “Company” and collectively, the “Companies”);
     WHEREAS, the Cheyenne Logistics is the owner of the Cheyenne Assets (as defined below);
     WHEREAS, the El Dorado is the owner of the El Dorado Assets (as defined below);
     WHEREAS, Buyer, which is wholly owned by the Partnership, wishes to purchase from Sellers, and Sellers wish to sell to Buyer, all of the issued and outstanding limited liability company interests of (i) Cheyenne Logistics (the “Cheyenne LLC Interests”) and (ii) El Dorado Logistics (the “El Dorado LLC Interests” and collectively with the Cheyenne LLC Interests, the “LLC Interests”) and thereby acquire the Cheyenne Assets and the El Dorado Assets (collectively, the “Assets”) in exchange for the consideration set forth herein;
     WHEREAS, in connection with the acquisition of the LLC Interests, the Parties wish to (i) amend certain provisions of the Omnibus Agreement (as defined below), and (ii) to enter into (A) a throughput agreement regarding the Cheyenne Assets in the form attached hereto as Exhibit A (the “Cheyenne Throughput Agreement”) and (B) a throughput agreement regarding the El Dorado Assets in the form attached hereto as Exhibit B (the “El Dorado Throughput Agreement” and collectively with the Cheyenne Throughput Agreement, the “Throughput Agreements”).
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and in the Omnibus Agreement (as well as the execution and delivery of the Throughput Agreements by the Affiliates of Sellers), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINED TERMS
     1.1 Defined Terms. Unless the context expressly requires otherwise, the respective terms defined in this Section 1.1 shall, when used in this Agreement, have the respective

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meanings herein specified, with each such definition to be equally applicable both to the singular and the plural forms of the term so defined.
     “Action” shall mean any claim, action, suit, investigation, inquiry, proceeding, condemnation or audit by or before any court or other Governmental Entity or any arbitration proceeding.
     “Affiliate” means, with respect to a specified person, any other person controlling, controlled by or under common control with that first person. As used in this definition, the term “control” includes (i) with respect to any person having voting securities or the equivalent and elected directors, managers or persons performing similar functions, the ownership of or power to vote, directly or indirectly, voting securities or the equivalent representing 50% or more of the power to vote in the election of directors, managers or persons performing similar functions, (ii) ownership of 50% or more of the equity or equivalent interest in any person and (iii) the ability to direct the business and affairs of any person by acting as a general partner, manager or otherwise. Notwithstanding the foregoing, no HollyFrontier Entity will be considered an Affiliate of an HEP Entity, and no HEP Entity will be considered an Affiliate of a HollyFrontier Entity.
     “Agreement” shall have the meaning set forth in the preamble.
     “Ancillary Documents” means, collectively, the Buyer Ancillary Documents and the Seller Ancillary Documents.
     “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Entity having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Entity), as interpreted and enforced at the time in question.
     “Arbitrable Dispute” means any and all disputes, Claims, controversies and other matters in question between a Seller, on the one hand, and a Buyer, on the other hand, arising out of or relating to this Agreement or the alleged breach hereof, or in any way relating to the subject matter of this Agreement regardless of whether (a) allegedly extra-contractual in nature, (b) sounding in contract, tort or otherwise, (c) provided for by Applicable Law or otherwise or (d) seeking damages or any other relief, whether at law, in equity or otherwise.
     “Assets” shall have the meaning set forth in the preamble.
     “business day” means any day on which banks are open for business in Texas, other than Saturday or Sunday.
     “Buyer” shall have the meaning set forth in the preamble.
     “Buyer Ancillary Documents” means each agreement, document, instrument or certificate to be delivered by Buyer, or the Partnership, or their Affiliates, at the Closing pursuant

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to Section 3.3 hereof and each other document or Contract entered into by Buyer, or the Partnership, or their Affiliates, in connection with this Agreement or the Closing.
     “Buyer Indemnified Costs” means (a) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys’ fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any Buyer Indemnified Parties incurs and that arise out of or relate to any breach of a representation, warranty or covenant of Frontier El Dorado or Frontier Cheyenne under this Agreement, and (b) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing. Notwithstanding anything in the foregoing to the contrary, Buyer Indemnified Costs shall exclude any and all indirect, consequential, punitive, or exemplary damages (other than those that are a result of (x) a third-party claim for such indirect, consequential, punitive or exemplary damages or (y) the gross negligence or willful misconduct of Frontier El Dorado or Frontier Cheyenne).
     “Buyer Indemnified Parties” means Buyer and the Partnership and each officer, director, partner, manager, employee, consultant, stockholder, and Affiliate of Buyer and the Partnership, including, without limitation, the Companies.
     “Certificates” has the meaning set forth in Section 2.2(c).
     “Cheyenne Assets” means those assets designated as Cheyenne Assets on Schedule 1.1(a), provided, however, that such term shall include Tank 108 following conveyance of such tank as provided by Section 9.2.
     “Cheyenne Assignment” shall have the meaning set forth in Section 3.2(b).
     “Cheyenne LLC Interests” shall have the meaning set forth in the preamble.
     “Cheyenne Logistics” shall have the meaning set forth in the preamble.
     “Cheyenne Note” shall have the meaning set forth in Section 2.2(a)(ii).
     “Cheyenne Refinery” has the meaning given to the term “Refinery” in the Cheyenne Throughput Agreement.
     “Cheyenne Throughput Agreement” shall have the meaning set forth in the preamble.
     “Cheyenne Units” shall have the meaning set forth in Section 2.2(a)(iv).
     “Claim” means any existing or threatened future claim, demand, suit, action, investigation, proceeding, governmental action or cause of action of any kind or character (in each case, whether civil, criminal, investigative or administrative), known or unknown, under any theory, including those based on theories of contract, tort, statutory liability, strict liability, employer liability, premises liability, products liability, breach of warranty or malpractice.
     “Claimant” shall have the meaning set forth in Section 10.5.
     “Closing” shall have the meaning set forth in Section 3.1.

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     “Closing Date” shall have the meaning set forth in Section 3.1.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Company” and “Companies” shall have the meanings set forth in the preamble.
     “Consent Decree” shall have the meaning set forth in Section 8.4.
     “Consents” means all notices to, authorizations, consents, Orders or approvals of, or registrations, declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity, and any notices to, consents or approvals of any other third party, in each case that are required by applicable Law or by Contract in order to consummate the transactions contemplated by this Agreement and the Ancillary Documents.
     “Contract” means any written or oral contract, agreement, indenture, instrument, note, bond, loan, lease, mortgage, franchise, license agreement, purchase order, binding bid or offer, binding term sheet or letter of intent or memorandum, commitment, letter of credit or any other legally binding arrangement, including any amendments or modifications thereof and waivers relating thereto.
     “Effective Time” shall have the meaning set forth in Section 3.1.
     “El Dorado Assets” means those assets designated as El Dorado Assets on Schedule 1.1(b) provided, however, that such term shall include Tanks 640 and 641 following conveyance of such tanks as provided in Section 9.2.
     “El Dorado Assignment” shall have the meaning set forth in Section 3.2(a).
     “El Dorado LLC Interests” shall have the meaning set forth in the preamble.
     “El Dorado Logistics” shall have the meaning set forth in the preamble.
     “El Dorado Note” shall have the meaning set forth in Section 2.2(a)(i).
     “El Dorado Refinery” has the meaning given to the term “Refinery” in the El Dorado Throughput Agreement.
     “El Dorado Throughput Agreement” shall have the meaning set forth in the preamble.
     “El Dorado Units” shall have the meaning set forth in Section 2.2(a)(iii).
     “Encumbrance” means any mortgage, pledge, charge, hypothecation, claim, easement, right of purchase, security interest, deed of trust, conditional sales agreement, encumbrance, interest, option, lien, right of first refusal, right of way, defect in title, encroachments or other restriction, whether or not imposed by operation of Law, any voting trust or voting agreement, stockholder agreement or proxy.
     “Frontier Cheyenne” shall have the meaning set forth in the preamble.
     “Frontier El Dorado” shall have the meaning set forth in the preamble.

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     “Governmental Entity” means any Federal, state, local or foreign court or governmental agency, authority or instrumentality or regulatory body.
     “HEP Entities” means Holly Logistic Services, L.L.C., HEP Logistics Holdings, L.P. and the Partnership and its direct and indirect subsidiaries.
     “HollyFrontier” shall have the meaning set forth in the preamble.
     “HollyFrontier Entities” means HollyFrontier and its direct and indirect subsidiaries other than the HEP Entities.
     “Indemnified Costs” means Buyer Indemnified Costs and Seller Indemnified Costs, as applicable.
     “Indemnified Party” means Buyer Indemnified Parties and Seller Indemnified Parties.
     “Indemnifying Party” has the meaning set forth in Section 10.2.
     “Instruction Letter” has the meaning set forth in Section 2.2(c).
     “knowledge” and any variations thereof or words to the same effect shall mean (i) with respect to HollyFrontier, actual knowledge after reasonable inquiry of the following persons: David L. Lamp, James M. Stump and George J. Damiris; (ii) with respect to Sellers, actual knowledge after reasonable inquiry of the following persons: David L. Lamp, James M. Stump and George J. Damiris; and (iii) with respect to Buyer or the Partnership, actual knowledge after reasonable inquiry of the following persons: Matthew P. Clifton and Mark T. Cunningham.
     “Laws” means all statutes, laws, rules, regulations, Orders, ordinances, writs, injunctions, judgments and decrees of all Governmental Entities.
     “LLC Interests” shall have the meaning set forth in the preamble.
     “Material Adverse Effect” means any adverse change, circumstance, effect or condition in or relating to the assets, financial condition, results of operations, or business of any person that materially affects the business of such person or that materially impedes the ability of any person to consummate the transactions contemplated hereby, other than any change, circumstance, effect or condition in the refining or pipelines industries generally (including any change in the prices of crude oil, natural gas, natural gas liquids, feedstocks or refined products or other hydrocarbon products, industry margins or any regulatory changes or changes in Law) or in United States or global economic conditions or financial markets in general. Any determination as to whether any change, circumstance, effect or condition has a Material Adverse Effect shall be made only after taking into account all effective insurance coverages and effective third-party indemnifications with respect to such change, circumstance, effect or condition.
     “Omnibus Agreement” means that certain Fifth Amended and Restated Omnibus Agreement entered into and effective as of August 31, 2011, by and among HollyFrontier, Holly Logistic Services, L.L.C., a Delaware limited liability company, the Partnership, the Operating Partnership, HEP Logistics GP, L.L.C., a Delaware limited liability company and HEP Logistics

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Holdings, L.P., a Delaware limited partnership, and the other HollyFrontier Affiliates and Partnership Affiliates signatory thereto, and as amended and restated as of the Closing Date.
     “Order” means any order, writ, injunction, decree, compliance or consent order or decree, settlement agreement, schedule and similar binding legal agreement issued by or entered into with a Governmental Entity.
     “Partnership” shall have the meaning set forth in the preamble.
     “Party” and “Parties” shall have the meanings set forth in the preamble.
     “Payment Obligations” shall have the meanings set forth in Section 12.1.
     “Permits” means all material permits, licenses, variances, exemptions, Orders, franchises and approvals of all Governmental Entities necessary for the lawful ownership and operation of each Company’s business, including the Assets.
     “Permitted Encumbrances” means (i) statutory liens for current taxes or assessments not yet due or delinquent or the validity of which are being contested in good faith by appropriate proceedings; (ii) mechanics’, carriers’, workers’, repairmen’s, landlord’s and other similar liens imposed by law arising or incurred in the ordinary course of business with respect to charges not yet due and payable; and (iii) such other encumbrances, if any, which were not incurred in connection with the borrowing of money or the advance of credit and which do not materially detract from the value of or interfere with the present use, or any use presently anticipated by the Company, of the property subject thereto or affected thereby, and including without limitation capital leases.
     “person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.
     “Purchase Price” shall have the meaning set forth in Section 2.2(a).
     “Refineries” means the Cheyenne Refinery and the El Dorado Refinery.
     “Respondent” shall have the meaning set forth in Section 10.5.
     “Restated Omnibus Agreement” shall have the meaning set forth in Section 3.2(j).
     “Securities Act” shall have the meaning set forth in Section 4.15.
     “Sellers” shall have the meaning set forth in the preamble.
     “Seller Ancillary Documents” shall mean each agreement, document, instrument or certificate to be delivered by Frontier El Dorado or Frontier Cheyenne, or their Affiliates, at the Closing pursuant to Section 3.2 hereof and each other document or Contract entered into by Frontier El Dorado or Frontier Cheyenne, or their Affiliates, in connection with this Agreement or the Closing.
     “Seller Indemnified Costs” means (a) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable

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attorneys’ fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of Seller Indemnified Parties incurs and that arise out of or relate to any breach of a representation, warranty or covenant of Buyer or the Partnership under this Agreement, and (b) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing. Notwithstanding anything in the foregoing to the contrary, Seller Indemnified Costs shall exclude any and all indirect, consequential, punitive or exemplary damages (other than those that are a result of (x) a third-party claim for such indirect, consequential, punitive or exemplary damages or (y) the gross negligence or willful misconduct of Buyer or the Partnership).
     “Seller Indemnified Parties” means Sellers and each officer, director, partner, manager, employee, consultant, stockholder, and Affiliate of Sellers, including, without limitation, HollyFrontier.
     “third-party action” has the meaning set forth in Section 10.2.
     “Throughput Agreement” shall have the meaning set forth in the recitals.
     “Under Construction Tanks” has the meaning set forth in Section 9.2.
     “Unit Consideration” has the meaning set forth in Section 2.2(a)(iv).
ARTICLE II
PURCHASE OF LLC INTERESTS
     2.1 Transfer of LLC Interests. Subject to all of the terms and conditions of this Agreement, (a) Frontier Cheyenne hereby sells, transfers and conveys to Buyer, and Buyer hereby purchases and acquires from Frontier Cheyenne, the Cheyenne LLC Interests, free and clear of all Encumbrances, and (b) Frontier El Dorado hereby sells, transfers and conveys to Buyer, and Buyer hereby purchases and acquires from Frontier El Dorado, the El Dorado LLC Interests, free and clear of all Encumbrances.
     2.2 Consideration.
          (a) The aggregate consideration to be paid by Buyer for the LLC Interests shall be $340,000,000 (the “Purchase Price”), to be paid as follows:
     (i) $100,000,000 senior unsecured promissory note payable to Frontier El Dorado (or an Affiliate of HollyFrontier designated by Frontier El Dorado) in the form attached hereto as Exhibit C (the “El Dorado Note”);
     (ii) $50,000,000 senior unsecured promissory note payable to Frontier Cheyenne (or an Affiliate of HollyFrontier designated by Frontier Cheyenne) in the form attached hereto as Exhibit D (the “Cheyenne Note”);
     (iii) 2,605,210 Common Units of the Partnership issued to Frontier El Dorado (or an Affiliate of HollyFrontier designated by Frontier El Dorado) (the “El Dorado Units”); and

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     (iv) 1,202,405 Common Units of the Partnership issued to Frontier Cheyenne (or an Affiliate of HollyFrontier designated by Frontier Cheyenne) (the “Cheyenne Units” and collectively with the El Dorado Units, the “Unit Consideration”).
          (b) The El Dorado Note shall be delivered by the Buyer to Frontier El Dorado (or such designee) at the Closing, and the Cheyenne Note shall be delivered by the Buyer to Frontier Cheyenne (or such designee) at the Closing.
          (c) The Unit Consideration shall be paid by the Partnership, on behalf of Buyer, at the Closing by delivery of a letter to the Partnership’s transfer agent (the “Instruction Letter”) instructing such transfer agent to deliver certificates representing the Unit Consideration issued in the name of Sellers or their designees (the “Certificates”), which Instruction Letter shall be in a form and substance reasonably acceptable to both Buyer and Sellers.
ARTICLE III
CLOSING
     3.1 Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place simultaneously with the execution of this Agreement. The date of the Closing is referred to herein as the “Closing Date” and the Closing is deemed to be effective as of 12:01 a.m., Dallas, Texas time, on November 1, 2011 (the “Effective Time”); provided, however, that the issuance of the Unit Consideration shall be effective at the time such Common Units are actually issued on the Closing Date and such Common Units shall not be considered outstanding until such issuance.
     3.2 Deliveries by Sellers. At the Closing, Sellers shall deliver, or cause to be delivered, to Buyer the following:
          (a) A counterpart to the assignment of limited liability company interests conveying the El Dorado LLC Interests to Buyer, substantially in the form of Exhibit E attached hereto (the “El Dorado Assignment”), duly executed by Frontier El Dorado.
          (b) A counterpart to the assignment of limited liability company interests conveying the Cheyenne LLC Interests to Buyer substantially in the form of Exhibit F attached hereto (the “Cheyenne Assignment”), duly executed by Frontier Cheyenne.
          (c) The original minute books, company books and membership registers for the Companies.
          (d) A counterpart of El Dorado Throughput Agreement, duly executed by the applicable Seller and HollyFrontier.
          (e) A counterpart of Cheyenne Throughput Agreement, duly executed by the applicable Seller and HollyFrontier.
          (f) A counterpart of the Site Services Agreement (Cheyenne) substantially in the form of Exhibit G attached hereto (the “Cheyenne Site Services Agreement”), duly executed by Frontier Cheyenne.

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          (g) A counterpart of the Site Services Agreement (El Dorado) substantially in the form of Exhibit H attached hereto (the “El Dorado Site Services Agreement”), duly executed by Frontier El Dorado.
          (h) A counterpart of the Lease and Access Agreement (Cheyenne) substantially in the form of Exhibit I attached hereto (the “Cheyenne Lease and Access Agreement”), duly executed by the Frontier Cheyenne.
          (i) A counterpart of the Lease and Access Agreement (El Dorado) substantially in the form of Exhibit J attached hereto (the “El Dorado Lease and Access Agreement”), duly executed by the Frontier El Dorado.
          (j) A counterpart of the Sixth Amended and Restated Omnibus Agreement substantially in the form of Exhibit K attached hereto (the “Restated Omnibus Agreement”), duly executed by HollyFrontier and each applicable subsidiary of HollyFrontier (excluding the HEP Entities).
          (k) Evidence in form and substance reasonably satisfactory to Buyer of the release and termination of all Encumbrances on the LLC Interests and on the Cheyenne Assets and the El Dorado Assets.
          (l) To the extent applicable, assignment documents, duly executed by the applicable Seller, assigning each of the Permits held by such Seller which are assignable by such Seller to Buyer in accordance with applicable Law (except for environmental Permits, which are dealt with separately under the El Dorado Throughput Agreement and Cheyenne Throughput Agreement).
          (m) A properly executed certificate, in the form prescribed by Treasury regulations under Section 1445 of the Code, stating that HollyFrontier (the person from whom each Seller is disregarded as an entity for U.S. federal income tax purposes) is not a “foreign person” within the meaning of Section 1445 of the Code.
     3.3 Deliveries by Buyer. At the Closing (or such later date as may be set forth below), Buyer shall deliver, or cause to be delivered, to Sellers the following:
          (a) The El Dorado Note and the Cheyenne Note as provided in Section 2.2(a).
          (b) The Instruction Letter as provided in Section 2.2(c).
          (c) Evidence in form and substance reasonably satisfactory to Sellers that the Unit Consideration has been approved for listing by the New York Stock Exchange subject to official notice of issuance.
          (d) A counterpart to each of the El Dorado Assignment and the Cheyenne Assignment, duly executed by Buyer.
          (e) A counterpart of each Throughput Agreement, duly executed by Buyer and the Partnership.

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          (f) A counterpart of the Cheyenne Site Services Agreement, duly executed by Cheyenne Logistics.
          (g) A counterpart of the El Dorado Site Services Agreement, duly executed by El Dorado Logistics.
          (h) A counterpart of the Cheyenne Lease and Access Agreement, duly executed by Cheyenne Logistics.
          (i) A counterpart of the El Dorado Lease and Access Agreement, duly executed by El Dorado Logistics.
          (j) A counterpart of the Restated Omnibus Agreement, duly executed by the Partnership and each applicable subsidiary of the Partnership.
          (k) Simultaneous with the delivery of senior mortgages by Buyer as required under its credit facility (but in no event later than 30 days following the Closing Date), Buyer shall execute and deliver to Sellers the subordinate mortgages, subordinated security agreement and deeds of trust substantially in the form of Exhibit L attached hereto, or in such alternative form that would provide security in favor of HollyFrontier and/or its Affiliates in the event of a breach of the obligations of Buyer under the Throughput Agreements, such alternative form to be reasonably acceptable to the applicable parties to such agreements.
     3.4 Closing Costs; Transfer Taxes and Fees.
          (a) Allocation of Costs. Buyer shall pay the cost of all sales, transfer and use taxes arising out of the transfer of the LLC Interests and all costs and expenses (including recording fees and real estate transfer taxes and real estate transfer stamps) incurred in connection with obtaining or recording title to the Company’s assets.
          (b) Reimbursement. If Buyer, on the one hand, or Sellers, on the other hand, pays any tax agreed to be borne by the other Party under this Agreement, such other Party shall promptly reimburse the paying Party for the amounts so paid. If any Party receives any tax refund or credit applicable to a tax paid by another Party hereunder, the receiving Party shall promptly pay such amounts to the Party entitled thereto.
          (c) Prorations. On the Closing Date, or as promptly as practicable following the Closing Date, but in no event later than 60 calendar days thereafter, the real, if any, and personal property taxes, water, gas, electricity and other utilities with respect to the Assets and the real estate interests and rights associated with the Assets and local business or other license fees to the extent assigned and other similar periodic charges payable with respect to the Assets or the Companies shall be prorated between Buyer, on the one hand, and Sellers, on the other hand, effective as of the Effective Time with Sellers being responsible for amounts related to the period prior to but excluding the Effective Time and Buyer being responsible for amounts related to the period at and after the Effective Time. If the final property tax rate or final assessed value for the current tax year is not established by the Closing Date, the prorations shall be made on the basis of the rate or assessed value in effect for the preceding tax year and shall be adjusted when the exact amounts are determined. All such prorations shall be based upon the most recent available assessed value available prior to the Closing Date.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLERS
     Sellers hereby jointly and severally represent and warrant to Buyer that as of the date of this Agreement:
     4.1 Organization. Each Seller is an entity duly organized, validly existing and in good standing under the Laws of its state of organization.
     4.2 Authorization. Each Seller has full limited liability company power and authority to execute, deliver, and perform this Agreement and any Seller Ancillary Documents to which it is a party. The execution, delivery, and performance by each Seller of this Agreement and the Seller Ancillary Documents to which it is a party and the consummation by such Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of such Seller. This Agreement has been duly executed and delivered by Sellers and constitutes, and each such Seller Ancillary Document executed or to be executed by each Seller has been, or when executed will be, duly executed and delivered by the applicable Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the applicable Seller, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
     4.3 Company Status.
          (a) Each Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and (i) has all requisite limited liability company power and authority to own, operate, use or lease its properties and assets and to carry on its business as it is now being conducted, and (ii) is duly qualified to do business and is in good standing in each of the jurisdictions in which the ownership, operation or leasing of its properties and assets and the conduct of its business requires it to be so qualified, licensed or authorized, except, in the case of clause (ii), where the failure to have such power and authority or to be so qualified, licensed or authorized would not, individually or in the aggregate, be reasonably likely to cause a Material Adverse Effect. Seller Disclosure Schedule 4.3(a) lists all jurisdictions in which each Company is qualified to do business.
          (b) Neither Company directly or indirectly, owns any interest in any corporation, partnership, limited liability company, limited partnership, joint venture or other business association or entity, foreign or domestic.
          (c) Cheyenne Logistics was formed for the purpose of acquiring the Cheyenne Assets (which acquisition occurred effective October 25, 2011), has no assets except for the Cheyenne Assets, and has not conducted any business other than the operation of the Cheyenne Assets beginning effective October 25, 2011. El Dorado Logistics was formed for the purpose of acquiring the El Dorado Assets (which acquisition occurred effective October 25, 2011), has no assets except for the El Dorado Assets, and has not conducted any business other than the operation of the El Dorado Assets beginning effective October 25, 2011.

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          (d) Sellers have made available to Buyer a copy of the certificate of formation and limited liability company agreement of each Company, each copy being complete and correct and in full force and effect on the date hereof, and no amendment or modification of any such document has been filed, recorded or is pending or contemplated. Neither Company is in violation of any provision of its certificate of formation or limited liability company agreement.
     4.4 No Conflicts or Violations; No Consents or Approvals Required.
          (a) The execution, delivery and performance by each Seller of this Agreement and the other Seller Ancillary Documents to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provision of Seller’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate in any material respect any applicable Law or material contract binding upon such Seller. No Consent of any Governmental Entity or any other person is required for either Seller in connection with the execution, delivery and performance of this Agreement and the Seller Ancillary Documents to which each Seller is a party or the consummation of the transactions contemplated hereby or thereby.
          (b) The consummation of the transactions contemplated by this Agreement and the other Seller Ancillary Documents will not, (i) violate, conflict with, or result in any breach of any provision of either Company’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate in any material respect any applicable Law or material contract binding upon either Company. No Consent of any Governmental Entity or any other person is required for either Company in connection with the performance of this Agreement and the Seller Ancillary Documents or the consummation of the transactions contemplated hereby or thereby.
     4.5 Absence of Litigation. There is no Action pending or, to the knowledge of Sellers, threatened against (i) either Company or the Assets or (ii) Sellers or any of their Affiliates relating to the transactions contemplated by this Agreement or the Ancillary Documents or which, if adversely determined, would reasonably be expected to materially impair the ability of Sellers to perform their obligations and agreements under this Agreement or the Seller Ancillary Documents and to consummate the transactions contemplated hereby and thereby.
     4.6 Title to LLC Interests; Capitalization.
          (a) Frontier Cheyenne is the record owner of and has good and valid title to the Cheyenne LLC Interests, free and clear of all Encumbrances, and sole and unrestricted voting power and power of disposition with respect to all of the Cheyenne LLC Interests. Frontier El Dorado is the record owner of and has good and valid title to the El Dorado LLC Interests, free and clear of all Encumbrances, and sole and unrestricted voting power and power of disposition with respect to all of the El Dorado LLC Interests. Except for any claims arising under this Agreement and any other agreement entered into by Sellers in connection with this Agreement, Sellers and their Affiliates have no claims of any kind against either Company, or any of their officers, managers, directors or employees. The LLC Interests have been duly authorized and validly issued in accordance with applicable Laws and the limited liability company agreement of the applicable Company and are fully paid (to the extent required by the limited liability

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company agreement of the applicable Company) and nonassessable (except to the extent such nonassessability may be affected by Sections 18-607 and 18-804 of DLLCA).
          (b) There are no options or rights to purchase or acquire, or agreements, arrangements, commitments or understandings relating to, any of the LLC Interests or the Assets except pursuant to this Agreement and the Omnibus Agreement. There are no (i) authorized or outstanding securities of or equity interests in the Company of any kind other than the LLC Interests, (ii) there are no outstanding options, warrants, subscriptions, puts, calls or other rights, agreements, arrangements or commitments (preemptive, contingent or otherwise) obligating Sellers or either Company to offer, issue, sell, redeem, repurchase, otherwise acquire or transfer, pledge or encumber any securities of or equity interest in such Company; and (iii) there are no outstanding securities or obligations of any kind of any of either Company that are convertible into or exercisable or exchangeable for any equity interest in such Company.
          (c) Upon payment of the Purchase Price, Buyer will have the entire record and beneficial ownership of the LLC Interests, free and clear of all Encumbrances.
     4.7 No Undisclosed Liabilities. Neither Company has any indebtedness or liability (whether absolute, accrued, contingent or otherwise) of any nature.
     4.8 No Employees. Neither Company now has nor have they ever had any employees.
     4.9 Taxes. Each Company has filed, on or before the applicable due date (including any extensions thereof), all material tax returns that it was required to file, and all such tax returns were accurate, correct, and complete in all material respects. All taxes due and owing by each Company have been paid in full or are being properly contested. Each Company is, and at all time since its formation has been, disregarded as an entity separate from Sellers for U.S. federal income tax purposes, and no election has been filed on or before the Closing Date that would change such classification on or after the Closing Date.
     4.10 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of either Seller who is entitled to receive from Buyer any fee or commission in connection with the transactions contemplated by this Agreement.
     4.11 Condition of Assets. To Sellers’ knowledge, the Assets are in good operating condition and repair (normal wear and tear excepted), are free from material defects (patent and latent), are suitable for the purposes for which they are currently used and are not in need of material maintenance or repairs except for ordinary routine maintenance and repairs.
     4.12 Title to Assets. Except as disclosed in Seller Disclosure Schedule 4.12, each Company owns, leases or has the legal right to use all the properties and assets used by the Company in the operation of its business, in each case subject to no Encumbrances, except Permitted Encumbrances. All of Cheyenne Logistics’ assets consist of the Cheyenne Assets, and all of El Dorado’s assets consist of the El Dorado Assets. Except as disclosed in Seller Disclosure Schedule 4.12, Cheyenne Logistics owns the Cheyenne Assets free and clear of all Encumbrances other than Permitted Encumbrances, and El Dorado owns the El Dorado Assets free and clear of all Encumbrances other than Permitted Encumbrances.

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     4.13 Permits. Except as set forth in Seller Disclosure Schedule 4.13, each Company owns or holds all franchises, licenses, permits, consents, approvals and authorizations of any Governmental Entity necessary for the ownership and operation of the Assets (collectively, the “Permits”). Each Permit is in full force and effect, and each Company is in compliance with all of its obligations with respect thereto. To the knowledge of Sellers, no event has occurred that causes, or upon the giving of notice or the lapse of time or otherwise would cause, revocation or termination of any Permit. All Permits shall be, subject to Permitted Encumbrances, owned or held by the applicable Company at Closing.
     4.14 Banking Relationships. Seller Disclosure Schedule 4.14 sets forth a complete and accurate list of all accounts, including checking accounts, cash contribution accounts, safe deposit boxes, borrowing arrangements and certificates of deposit that each Company has with any banks, savings and loan associations or other financial institutions, indicating in each case account numbers, if applicable, and the person or persons authorized to act or sign on behalf of each Company in respect of the foregoing. No person holds any power of attorney or similar authority from either Company with respect to such accounts.
     4.15 Representations Relating to the Unit Consideration. Each applicable Seller is acquiring its portion of the Unit Consideration for its own account for investment, and not with a view to any distribution or resale thereof in violation of the Securities Act of 1933, as amended, or any other applicable domestic or foreign securities Law. Sellers understand that the Unit Consideration has not been registered under the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Sellers’ representations as expressed herein. Sellers understand that the securities represented by the Unit Consideration are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Sellers must hold such securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.
     4.16 Legends. Sellers understand that the certificates or other instruments representing the Unit Consideration shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE PARTNERSHIP SHALL HAVE BEEN DELIVERED TO THE PARTNERSHIP TO THE EFFECT THAT SUCH OFFER OR SALE IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT). THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP DATED AS OF JULY 13, 2004, AS AMENDED, A COPY

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OF WHICH MAY BE OBTAINED FROM THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES.
     4.17 WAIVERS AND DISCLAIMERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES AND OTHER COVENANTS AND AGREEMENTS MADE BY THE PARTIES IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS AND THE OMNIBUS AGREEMENT, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (I) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE PIPELINE AND RELATED RIGHTS-OF-WAY, (II) THE INCOME TO BE DERIVED FROM THE ASSETS, (III) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (IV) THE COMPLIANCE OF OR BY THE ASSETS OR ITS OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (V) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE LLC INTERESTS, THE COMPANIES OR THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT, EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE TRANSFER AND CONVEYANCE OF THE COMPANIES AND THEIR ASSETS SHALL BE MADE IN AN “AS IS,” “WHERE IS” CONDITION WITH ALL FAULTS, AND THE COMPANIES AND THEIR ASSETS ARE TRANSFERRED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE THE TRANSFER AND CONVEYANCE OF THE LLC INTERESTS OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE LLC INTERESTS, THE COMPANIES OR THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE OMNIBUS AGREEMENT.

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ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE BUYER
     Buyer hereby represents and warrants to HollyFrontier and Sellers that as of the date of this Agreement:
     5.1 Organization. Buyer is an entity duly organized, validly existing and in good standing under the Laws of its state of organization.
     5.2 Authorization. Buyer has full partnership power and authority to execute, deliver, and perform this Agreement and any Buyer Ancillary Documents to which it is a party. The execution, delivery, and performance by Buyer of this Agreement and the Buyer Ancillary Documents and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes, and each such Buyer Ancillary Document executed or to be executed Buyer has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
     5.3 No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by Buyer of this Agreement and the Buyer Ancillary Documents to which it is a party does not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provisions of Buyer’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate any applicable Law or material contract binding upon Buyer. No Consent of any Governmental Entity or any other person is required for Buyer in connection with the execution, delivery and performance of this Agreement and the other Buyer Ancillary Documents to which Buyer is a party or the consummation of the transactions contemplated hereby and thereby.
     5.4 Absence of Litigation. There is no Action pending or, to the knowledge of Buyer, threatened against Buyer or any of its Affiliates relating to the transactions contemplated by this Agreement or the Ancillary Documents or which, if adversely determined, would reasonably be expected to materially impair the ability of Buyer to perform its obligations and agreements under this Agreement or the Buyer Ancillary Documents and to consummate the transactions contemplated hereby and thereby.
     5.5 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of Buyer who is entitled to receive from Sellers any fee or commission in connection with the transactions contemplated by this Agreement.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF HOLLYFRONTIER
     HollyFrontier hereby represents and warrants to Buyer, the Partnership and Sellers that as of the date of this Agreement:
     6.1 Organization. HollyFrontier is an entity duly organized, validly existing and in good standing under the Laws of its state of organization.
     6.2 Authorization. HollyFrontier has full corporate power and authority to execute, deliver, and perform this Agreement and any Ancillary Documents to which it is a party. The execution, delivery, and performance by HollyFrontier of this Agreement and the Ancillary Documents and the consummation by HollyFrontier of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of HollyFrontier. This Agreement has been duly executed and delivered by HollyFrontier and constitutes, and each such Ancillary Document executed or to be executed by HollyFrontier has been, or when executed will be, duly executed and delivered by HollyFrontier and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of HollyFrontier, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
     6.3 No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by HollyFrontier of this Agreement and the Ancillary Documents to which it is a party does not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provisions of HollyFrontier’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate any applicable Law or material contract binding upon HollyFrontier. No Consent of any Governmental Entity or any other person is required for HollyFrontier in connection with the execution, delivery and performance of this Agreement and the other Ancillary Documents to which HollyFrontier is a party or the consummation of the transactions contemplated hereby and thereby.
     6.4 Absence of Litigation. There is no Action pending or, to the knowledge of HollyFrontier, threatened against HollyFrontier or any of its Affiliates relating to the transactions contemplated by this Agreement or which, if adversely determined, would reasonably be expected to materially impair the ability of HollyFrontier to perform its obligations and agreements under this Agreement or the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.
     6.5 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of HollyFrontier who is entitled to receive from Buyer any fee or commission in connection with the transactions contemplated by this Agreement.

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ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP
     The Partnership hereby represents and warrants to Buyer, HollyFrontier and Sellers that as of the date of this Agreement:
     7.1 Organization. The Partnership is an entity duly organized, validly existing and in good standing under the Laws of Delaware.
     7.2 Authorization. The Partnership has full limited partnership power and authority to execute, deliver, and perform this Agreement and any Ancillary Documents to which it is a party. The execution, delivery, and performance by the Partnership of this Agreement and the Ancillary Documents and the consummation by the Partnership of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited partnership action of the Partnership. This Agreement has been duly executed and delivered by the Partnership and constitutes, and each such Ancillary Document executed or to be executed by the Partnership has been, or when executed will be, duly executed and delivered by the Partnership and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Partnership, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.
     7.3 No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by the Partnership of this Agreement and the Ancillary Documents to which it is a party does not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provisions of the Partnership’s organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate any applicable Law or material contract binding upon the Partnership. No Consent of any Governmental Entity or any other person is required for the Partnership in connection with the execution, delivery and performance of this Agreement and the other Ancillary Documents to which the Partnership is a party or the consummation of the transactions contemplated hereby and thereby.
     7.4 Absence of Litigation. There is no Action pending or, to the knowledge of the Partnership, threatened against the Partnership or any of its Affiliates relating to the transactions contemplated by this Agreement or which, if adversely determined, would reasonably be expected to materially impair the ability of the Partnership to perform its obligations and agreements under this Agreement or the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.
     7.5 Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of the Partnership who is entitled to receive from Sellers any fee or commission in connection with the transactions contemplated by this Agreement.
     7.6 Validity of Aggregate Units. The common units comprising the Unit Consideration and the limited partner interests represented thereby have been duly and validly

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authorized by the Partnership’s organizational documents and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required under the Partnership’s organizational documents) and nonassessable (except as such nonassessability may be affected by Section 17 607 of the Delaware Revised Uniform Limited Partnership Act).
ARTICLE VIII
COVENANTS
     8.1 Cooperation. Sellers shall cooperate with Buyer and assist Buyer in identifying all licenses, authorizations, permissions or Permits necessary for the Companies’ operations from and after the Closing Date and, where permissible, transfer existing Permits to Buyer, or, where not permissible, assist Buyer in obtaining new Permits at no cost, fee or liability to Sellers.
     8.2 Additional Agreements. Subject to the terms and conditions of this Agreement, the Ancillary Documents and the Omnibus Agreement, each of the Parties shall use its commercially reasonable efforts to do, or cause to be taken all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the Parties and their duly authorized representatives shall use commercially reasonable efforts to take all such action.
     8.3 Employees. Consistent with past practice between the HollyFrontier Entities and HEP Entities in similar transactions, at the Closing, employees of HollyFrontier at each Refinery whose responsibilities relate primarily to the El Dorado Assets or Cheyenne Assets, as applicable, will report to management of the applicable HEP Entity and will, solely for such purpose and for the purpose of allocating responsibility and liability for the actions of such employees, be considered personnel of the applicable HEP Entity, though for all other purposes, such persons shall remain employees of the applicable HollyFrontier Entity and shall be subject to all collective bargaining agreements regarding such employees to which the applicable HollyFrontier entity is a party. The Parties acknowledge that the payroll and benefits for such employees shall be processed and paid by the appropriate HollyFrontier Entity, and the cost of such payroll and benefits shall be reimbursed by the appropriate HEP Entity in accordance with the provisions of the Omnibus Agreement.
     8.4 Consent Decree.
          (a) The El Dorado Refinery is subject to a Clean Air Act consent decree (the “El Dorado Consent Decree”) entered by the U.S. District Court in Kansas. The Parties agree that following the Closing, El Dorado Logistics will assume responsibility for complying with the terms and conditions of the El Dorado Consent Decree that apply to the El Dorado Assets. The Parties also agree to execute and submit to the U.S. District Court in Kansas, a modification of the El Dorado Consent Decree that makes binding upon El Dorado Logistics all of the terms and conditions of the El Dorado Consent Decree that are applicable to the El Dorado Assets and that releases Frontier El Dorado from the post-transfer obligations and liabilities of the El Dorado Consent Decree applicable to the El Dorado Assets.

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          (b) The Cheyenne Refinery is subject to a Clean Air Act consent decree (the “Cheyenne Consent Decree”) entered by the U.S. District Court in Wyoming. The Parties agree that following the Closing, Cheyenne Logistics will assume responsibility for complying with the terms and conditions of the Cheyenne Consent Decree that apply to the Cheyenne Assets. The Parties also agree to execute and submit to the U.S. District Court in Wyoming, a modification of the Cheyenne Consent Decree that makes binding upon Cheyenne Logistics all of the terms and conditions of the Cheyenne Consent Decree that are applicable to the Cheyenne Assets and that releases Frontier Cheyenne from the post-transfer obligations and liabilities of the Cheyenne Consent Decree applicable to the Cheyenne Assets.
ARTICLE IX
ADDITIONAL AGREEMENTS
     9.1 Further Assurances. After the Closing, each Party shall take such further actions, including obtaining consents to assignment from third parties, and execute such further documents as may be necessary or reasonably requested by the other Parties in order to effectuate the intent of this Agreement and the Ancillary Documents and to provide such other Parties with the intended benefits of this Agreement and the Ancillary Documents.
     9.2 Tanks Under Construction. Tank 108 at the Cheyenne Refinery and Tanks 640 and 641 at the El Dorado Refinery (the “Under Construction Tanks”) are under construction and, as of the date of this Agreement, such construction is incomplete. The Under Construction Tanks are owned by a Seller and have not been transferred to either Cheyenne Logistics or El Dorado Logistics prior to or contemporaneously with the Closing. Following the Closing, each Seller agrees that it shall complete the construction of the Under Construction Tanks that are located at the Refinery it owns in an expeditious and diligent manner and at the applicable Seller’s sole cost and expense. Upon completion of the construction of each Under Construction Tank, the Seller that owns such tank shall convey title to it to either Cheyenne Logistics (for Tank 108) or El Dorado Logistics (for Tanks 640 and 641). Prior to the conveyance of a tank as described in the prior sentence, risk of loss for the Under Construction Tanks shall remain with the Seller that owns such tank, and any loss, destruction or damage to the tank shall not relieve such Seller of the obligation to diligently construct and convey such tank as described herein. Notwithstanding the foregoing, no Seller shall be entitled to any consideration for conveyance of the Under Construction Tanks other than the consideration received under Section 2.2 of this Agreement, and conveyance of the Under Construction Tanks shall not affect Sellers’ obligations under the Throughput Agreements. Following the conveyance of the Under Construction Tanks, the term “Cheyenne Assets” shall be deemed to include Tank 108 and the term “El Dorado Assets” shall be deemed to include Tanks 640 and 641, for all purposes, including (i) breaches of representations and warranties hereunder and any indemnification to which a Buyer is entitled as a result thereof, and (ii) any Ancillary Documents containing provisions or defined terms that refer to or derive their meaning from the definition of “Assets,” “Cheyenne Assets” or “El Dorado Assets” under this Agreement.

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ARTICLE X
INDEMNIFICATION
     10.1 Indemnification of Buyer and Sellers. From and after the Closing and subject to the provisions of this Article X, (i) each Seller agrees to indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Buyer Indemnified Costs and (ii) Buyer and the Partnership agree to indemnify and hold harmless the Seller Indemnified Parties from and against any and all Seller Indemnified Costs; provided, however, that the Buyer Indemnified Parties may only seek indemnification under this Article X (x) with respect to Claims related to Cheyenne Logistics or the Cheyenne Assets, from Frontier Cheyenne (and HollyFrontier pursuant to Article XII), and (y) with respect to Claims related to El Dorado Logistics or the El Dorado Assets, from Frontier El Dorado (and HollyFrontier pursuant to Article XII).
     10.2 Defense of Third-Party Claims. An Indemnified Party shall give prompt written notice to Sellers or Buyer, as applicable (the “Indemnifying Party”), of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a “third-party action”) in respect of which such Indemnified Party seeks indemnification hereunder. Any failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it, he, or she may have to such Indemnified Party under this Article X unless the failure to give such notice materially and adversely prejudices the Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:
          (a) The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Party shall pay the attorneys’ fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by any the Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action, (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (iv) the Indemnified Party’s counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Party, that there is a material conflict of interest that could violate applicable standards of professional conduct to have common counsel);
          (b) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a material adverse effect on its business;
          (c) The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

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          (d) The Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.
The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article X and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.
     10.3 Direct Claims. In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 10.2 because no third-party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. Subject to the limitations set forth in Section 10.4(a), the failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.
     10.4 Limitations. The following provisions of this Section 10.4 shall limit the indemnification obligations hereunder:
          (a) Limitation as to Time. The Indemnifying Party shall not be liable for any Indemnified Costs pursuant to this Article X unless a written claim for indemnification in accordance with Section 10.2 or Section 10.3 is given by the Indemnified Party to the Indemnifying Party with respect thereto on or before 5:00 p.m., Dallas, Texas time, on the anniversary of the Closing Date; provided that the Indemnifying Party shall be liable for Indemnified Costs with respect to claims for indemnification for breach of the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authorization), 4.6 (Title to LLC Interests; Capitalization), 4.9 (Taxes), 4.17 (Waivers and Disclaimers), 5.1 (Organization), 5.2 (Authorization), 6.1 (Organization), 6.2 (Authorization), 7.1 (Organization), 7.2 (Authorization) and 7.6 (Validity of Aggregate Units) if a written claim for indemnification in accordance with Section 10.2 or Section 10.3 is given by the Indemnified Party to the Indemnifying Party at any time prior to the expiration of the applicable statute of limitations.
          (b) Sole and Exclusive Remedy. Each Party acknowledges and agrees that, after the Closing Date, notwithstanding any other provision of this Agreement to the contrary, Buyer’s and the other Buyer Indemnified Parties’ and Sellers’ and the other Seller Indemnified Parties’ sole and exclusive remedy with respect to the Indemnified Costs shall be in accordance with, and limited by, the provisions set forth in this Article X. The Parties further acknowledge and agree that the foregoing is not the remedy for and does not limit the Parties’ remedies for matters covered by the indemnification provisions contained in the Omnibus Agreement.

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     10.5 Tax Related Adjustments. Sellers and Buyer agree that any payment of Indemnified Costs made hereunder will be treated by the parties on their tax returns as an adjustment to the Purchase Price.
ARTICLE XI
MISCELLANEOUS
     11.1 Expenses. Except as provided in Section 3.4 of this Agreement, or as provided in the Ancillary Documents or the Omnibus Agreement, all costs and expenses incurred by the Parties in connection with the consummation of the transactions contemplated hereby shall be borne solely and entirely by the Party which has incurred such expense.
     11.2 Notices.
          (a) Any notice or other communication given under this Agreement or the Omnibus Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
Notices to HollyFrontier:
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: President
Email address: president@hollyfrontier.com
Notices to Sellers:
Frontier Refining LLC
2828 N. Harwood, Suite 1300
Dallas, Texas 75201-6927
Attention: President
Email address: president@hollyfrontier.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
Frontier El Dorado Refining LLC
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: General Counsel
Email address: generalcounsel@hollyfrontier.com

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Notices to Buyer:
Holly Energy Partners — Operating, L.P.
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: President
Email address: president@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
Holly Energy Partners, L.P.
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: General Counsel
Email address: generalcounsel@hollyenergy.com
               (b) Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 11.2.
     11.3 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced under applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.
     11.4 Governing Law; Waiver of Jury Trial. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Dallas, Texas. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     11.5 Arbitration Provision. Any and all Arbitrable Disputes must be resolved through the use of binding arbitration using three arbitrators, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code). If there is any inconsistency between this Section 11.5 and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Section 11.5 will control the rights and obligations of the Parties. Arbitration must be initiated within the time limits set forth in this Agreement, or if no such limits apply, then within a reasonable time or the time period allowed by the applicable statute of limitations. Arbitration may be initiated by a Party (“Claimant”) serving written notice on the other Party (“Respondent”) that the Claimant

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elects to refer the Arbitrable Dispute to binding arbitration. Claimant’s notice initiating binding arbitration must identify the arbitrator Claimant has appointed. The Respondent shall respond to Claimant within thirty (30) days after receipt of Claimant’s notice, identifying the arbitrator Respondent has appointed. If the Respondent fails for any reason to name an arbitrator within the 30-day period, Claimant shall petition the American Arbitration Association for appointment of an arbitrator for Respondent’s account. The two arbitrators so chosen shall select a third arbitrator within thirty (30) days after the second arbitrator has been appointed. The Claimant will pay the compensation and expenses of the arbitrator named by it, and the Respondent will pay the compensation and expenses of the arbitrator named by or for it. The costs of petitioning for the appointment of an arbitrator, if any, shall be paid by Respondent. The Claimant and Respondent will each pay one-half of the compensation and expenses of the third arbitrator. All arbitrators must (i) be neutral parties who have never been officers, directors or employees of any of Sellers, Buyer or any of their Affiliates and (ii) have not less than seven (7) years experience in the petroleum transportation industry. The hearing will be conducted in Dallas, Texas and commence within thirty (30) days after the selection of the third arbitrator. Sellers, Buyer and the arbitrators shall proceed diligently and in good faith in order that the award may be made as promptly as possible. Except as provided in the Federal Arbitration Act, the decision of the arbitrators will be binding on and non-appealable by the Parties hereto. The arbitrators shall have no right to grant or award indirect, consequential, punitive or exemplary damages of any kind. The Arbitrable Disputes may be arbitrated in a common proceeding along with disputes under other agreements between Sellers, Buyer or their Affiliates to the extent that the issues raised in such disputes are related. Without the written consent of the Parties, no unrelated disputes or third party disputes may be joined to an arbitration pursuant to this Agreement.
     11.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
     11.7 Assignment of Agreement. At any time, the Parties may make a collateral assignment of their rights under this Agreement to any of their bona fide lenders or debt holders, or a trustee or a representative for any of them, and the non-assigning Parties shall execute an acknowledgment of such collateral assignment in such form as may from time to time be reasonably requested; provided, however, that unless written notice is given to the non-assigning Parties that any such collateral assignment has been foreclosed upon, such non-assigning Parties shall be entitled to deal exclusively with HollyFrontier, the Partnership Buyer or Sellers, as the case may be, as to any matters arising under this Agreement, the Ancillary Documents or the Omnibus Agreement (other than for delivery of notices required by any such collateral assignment). Except as otherwise provided in this Section 11.7, neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties hereto.
     11.8 Captions. The captions in this Agreement are for purposes of reference only and shall not limit or otherwise affect the interpretation hereof.
     11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     11.10 Director and Officer Liability. The directors, managers, officers, partners and stockholders of HollyFrontier, Buyer, Sellers and their respective Affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that another party may assert) other than as an assignee of this Agreement or pursuant to a written guarantee.
     11.11 Integration. This Agreement, the Ancillary Documents and the Omnibus Agreement supersede any previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This Agreement, the Ancillary Documents and the Omnibus Agreement contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement, the Ancillary Documents or the Omnibus Agreement unless it is contained in a written amendment hereto or thereto and executed by the Parties hereto or thereto after the date of this Agreement, the Ancillary Documents or the Omnibus Agreement.
     11.12 Effect of Agreement. The Parties ratify and confirm that except as otherwise expressly provided herein, in the event this Agreement conflicts in any way with the Omnibus Agreement, the terms and provisions of the Omnibus Agreement shall control.
     11.13 Amendment; Waiver. This Agreement may be amended only in a writing signed by all parties hereto. Any waiver of rights hereunder must be set forth in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive any party’s rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement.
     11.14 Survival of Representations and Warranties. The representations and warranties set forth in this Agreement shall survive the Closing until 5:00 p.m., Dallas, Texas time on, on the anniversary of the Closing Date, except that the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authorization), 4.6 (Title to LLC Interests; Capitalization), 4.9 (Taxes), 4.17 (Waivers and Disclaimers), 5.1 (Organization), 5.2 (Authorization), 6.1 (Organization), 6.2 (Authorization) 7.1 (Organization), 7.2 (Authorization) and 7.6 (Validity of Aggregate Units) shall survive until the expiration of the applicable statute of limitations; provided, however, that any representation and warranty that is the subject of a claim for indemnification hereunder which claim was timely made pursuant to Section 10.4(a) shall survive with respect to such claim until such claim is finally paid or adjudicated.
ARTICLE XII
GUARANTEE
     12.1 Payment and Performance Guaranty. HollyFrontier unconditionally, absolutely, continually and irrevocably guarantees, as principal and not as surety, to Buyer and the Partnership the punctual and complete payment in full when due of all Buyer Indemnified Costs by the Indemnifying Party under the Agreement (collectively, the “Payment Obligations”). HollyFrontier agrees that Buyer and the Partnership shall be entitled to enforce directly against HollyFrontier any of the Payment Obligations.
     12.2 Guaranty Absolute. HollyFrontier hereby guarantees that the Payment Obligations will be paid strictly in accordance with the terms of the Agreement. The obligations of HollyFrontier under this Agreement constitute a present and continuing guaranty of payment,

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and not of collection or collectability. The liability of HollyFrontier under this Agreement shall be absolute, unconditional, present, continuing and irrevocable irrespective of:
          (a) any assignment or other transfer of the Agreement or any of the rights thereunder of Buyer and the Partnership;
          (b) any amendment, waiver, renewal, extension or release of or any consent to or departure from or other action or inaction related to the Agreement;
          (c) any acceptance by Buyer and the Partnership of partial payment or performance from the Indemnifying Party;
          (d) any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Indemnifying Party, or any action taken with respect to the Agreements by any trustee or receiver, or by any court, in any such proceeding;
          (e) any absence of any notice to, or knowledge of, HollyFrontier, of the existence or occurrence of any of the matters or events set forth in the foregoing subsections (a) through (d); or
          (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor.
     The obligations of HollyFrontier hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Payment Obligations or otherwise.
     12.3 Waiver. HollyFrontier hereby waives promptness, diligence, all setoffs, presentments, protests and notice of acceptance and any other notice relating to any of the Payment Obligations and any requirement for Buyer to protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Indemnifying Party, any other entity or any collateral.
     12.4 Subrogation Waiver. HollyFrontier agrees that it shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from the Indemnifying Party for any payments made by HollyFrontier under this Article XII until all Payment Obligations have been indefeasibly paid, and HollyFrontier hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery it may now have or hereafter acquire against the Indemnifying Party until all Payment Obligations have been indefeasibly paid.
     12.5 Reinstatement. The obligations of HollyFrontier under this Article XII shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Payment Obligations is rescinded or must otherwise be returned to the Indemnifying Party or any other entity, upon the insolvency, bankruptcy, arrangement, adjustment,

27

composition, liquidation or reorganization of the Indemnifying Party or such other entity, or for any other reason, all as though such payment had not been made.
     12.6 Continuing Guaranty. This Article XII is a continuing guaranty and shall (i) remain in full force and effect until the first to occur of the indefeasible payment in full of all of the Payment Obligations, (ii) be binding upon HollyFrontier, its successors and assigns and (iii) inure to the benefit of and be enforceable by Buyer and its successors, transferees and assigns.
     12.7 No Duty to Pursue Others. It shall not be necessary for Buyer (and HollyFrontier hereby waives any rights which HollyFrontier may have to require Buyer), in order to enforce such payment by HollyFrontier, first to (i) institute suit or exhaust its remedies against the Indemnifying Party or others liable on the Payment Obligations or any other person, (ii) enforce Buyer’s rights against any other guarantors of the Payment Obligations, (iii) join the Indemnifying Party or any others liable on the Payment Obligations in any action seeking to enforce this Article XII, (iv) exhaust any remedies available to Buyer against any security which shall ever have been given to secure the Payment Obligations, or (v) resort to any other means of obtaining payment of the Payment Obligations.
ARTICLE XIII
INTERPRETATION
     13.1 Interpretation. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision hereof or who supplied the form of Agreement. Each Party agrees that this Agreement has been purposefully drawn and correctly reflects its understanding of the transaction that this Agreement contemplates. In construing this Agreement:
          (a) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
          (b) the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions;
          (c) a defined term has its defined meaning throughout this Agreement and each Exhibit, Annex or Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;
          (d) each Exhibit, Annex and Schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any Exhibit, Annex or Schedule, the provisions of the main body of this Agreement shall prevail;
          (e) the term “cost” includes expense and the term “expense” includes cost;
          (f) the headings and titles herein are for convenience only and shall have no significance in the interpretation hereof;

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          (g) the inclusion of a matter on a Schedule in relation to a representation or warranty shall not be deemed an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule;
          (h) any reference to a statute, regulation or Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder;
          (i) currency amounts referenced herein, unless otherwise specified, are in U.S. Dollars;
          (j) unless the context otherwise requires, all references to time shall mean time in Dallas, Texas;
          (k) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified; and
          (l) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).
     13.2 References, Gender, Number. All references in this Agreement to an “Article,” “Section,” “subsection,” “Exhibit” or “Schedule” shall be to an Article, Section, subsection, Exhibit or Schedule of this Agreement, unless the context requires otherwise. Unless the context clearly requires otherwise, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof. Cross references in this Agreement to a subsection or a clause within a Section may be made by reference to the number or other subdivision reference of such subsection or clause preceded by the word “Section.” Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.
[The Remainder of this Page is Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Time.

HOLLYFRONTIER: HOLLYFRONTIER CORPORATION
By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer
SELLERS: FRONTIER REFINING LLC
By:	/s/ James M. Stump
Name:	James M. Stump
Title:	Senior Vice President, Refinery Operations

FRONTIER EL DORADO REFINING LLC
By:	/s/ James M. Stump
Name:	James M. Stump
Title:	Senior Vice President, Refinery Operations

BUYER: HOLLY ENERGY PARTNERS — OPERATING, L.P. By: HEP Logistics GP, L.L.C. Its General Partner

By:	/s/ Mark T. Cunningham
Name:	Mark T. Cunningham
Title:	Vice President, Operations

[Signature Page to LLC Interest Purchase Agreement]

PARTNERSHIP: HOLLY ENERGY PARTNERS, L.P. By: HEP Logistics Holdings, L.P. Its General Partner By: Holly Logistic Services, L.L.C. its General Partner

By:	/s/ Mark T. Cunningham
Name:	Mark T. Cunningham
Title:	Vice President, Operations

[Signature Page to LLC Interest Purchase Agreement]

EXHIBIT A
Form of Cheyenne Throughput Agreement

EXHIBIT B
Form of El Dorado Throughput Agreement

EXHIBIT C
Form of El Dorado Note

EXHIBIT D
Form of Cheyenne Note

EXHIBIT E
Form of El Dorado Assignment

EXECUTION VERSION
ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS (EL DORADO)
     This Assignment of Limited Liability Company Interests (“Assignment”) is dated as of November 9, 2011 to be effective as of 12:01 a.m., Dallas, Texas time, on November 1, 2011 (the “Effective Time”), by and between Frontier El Dorado Refining LLC, a Delaware limited liability company (“Seller”), and Holly Energy Partners — Operating, L.P., a Delaware limited partnership (“Buyer”). Buyer and Seller are referred to collectively herein as the “Parties.”
RECITALS
     Reference is made to that certain LLC Interest Purchase Agreement dated as of November 9, 2011 to be effective as of November 1, 2011, among HollyFrontier Corporation, a Delaware corporation, Frontier Refining LLC, a Delaware limited liability company, Seller, Buyer and Holly Energy Partners, L.P., a Delaware limited partnership, wherein Seller has agreed to sell and assign to Buyer all of the membership interests in El Dorado Logistics LLC, a Delaware limited liability company (the “Company”), in accordance with the terms of such LLC Interest Purchase Agreement (such agreement, as the same may be amended, the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
     This Assignment is delivered by Seller pursuant to the Purchase Agreement.
ASSIGNMENT
     Now, therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Subject to the representations, warranties and covenants of the parties contained in the Purchase Agreement, Seller hereby assigns to Buyer all of the limited liability company interests in the Company, and any income, distributions, or other value associated therewith or deriving therefrom (including, without limitation, the Company’s interest in the El Dorado Assets) on and after the Effective Time (collectively, the “Membership Interests”).
     2. Subject to the representations, warranties and covenants of the parties contained in the Purchase Agreement, Buyer hereby assumes, from and after the Effective Time, all obligations and liabilities of Seller with respect to the Membership Interests arising from and after the Effective Time.
     3. Seller hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Buyer to give effect to the intent of this Assignment.
     4. Seller hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any limited liability company interest or equity interest in the Company, and it resigns as a member of the Company effective as of the Effective Time.

1

     5. This Assignment shall be binding upon the Parties and their respective successors and assigns.
     6. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Delaware.
     7. This Assignment is subject to the terms and conditions of the Purchase Agreement, and nothing contained herein shall be deemed to supersede, limit, amend, supplement, modify, vary or enlarge any of the rights, obligations, covenants, agreements, representations and warranties of the Parties under the Purchase Agreement, this Assignment being intended only to effect the transfer of the Membership Interests from Seller to Buyer as contemplated in the Purchase Agreement. In the event of any conflict between the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall control.
     8. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]

2

     IN WITNESS WHEREOF, this Assignment is executed to be effective as of the Effective Time.

Seller: FRONTIER EL DORADO REFINING LLC
By:
Name:	James M. Stump
Title:	Senior Vice President, Refinery Operations

Buyer: HOLLY ENERGY PARTNERS — OPERATING, L.P.
By:
Name:	Mark T. Cunningham
Title:	Vice President, Operations

[Signature Page to Assignment of Limited Liability Company Interests (El Dorado)]

EXHIBIT F
Form of Cheyenne Assignment

EXECUTION VERSION
ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS (CHEYENNE)
     This Assignment of Limited Liability Company Interests (“Assignment”) is dated as of November 9, 2011 to be effective as of 12:01 a.m., Dallas, Texas time, on November 1, 2011 (the “Effective Time”), by and between Frontier Refining LLC, a Delaware limited liability company (“Seller”), and Holly Energy Partners — Operating, L.P., a Delaware limited partnership (“Buyer”). Buyer and Seller are referred to collectively herein as the “Parties.”
RECITALS
     Reference is made to that certain LLC Interest Purchase Agreement dated as of November 9, 2011 to be effective as of November 1, 2011, among HollyFrontier Corporation, a Delaware corporation, Seller, Frontier El Dorado Refining LLC, a Delaware limited liability company, Buyer and Holly Energy Partners, L.P., a Delaware limited partnership, wherein Seller has agreed to sell and assign to Buyer all of the membership interests in El Dorado Logistics LLC, a Delaware limited liability company (the “Company”), in accordance with the terms of such LLC Interest Purchase Agreement (such agreement, as the same may be amended, the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
     This Assignment is delivered by Seller pursuant to the Purchase Agreement.
ASSIGNMENT
     Now, therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Subject to the representations, warranties and covenants of the parties contained in the Purchase Agreement, Seller hereby assigns to Buyer all of the limited liability company interests in the Company, and any income, distributions, or other value associated therewith or deriving therefrom (including, without limitation, the Company’s interest in the Cheyenne Assets) on and after the Effective Time (collectively, the “Membership Interests”).
     2. Subject to the representations, warranties and covenants of the parties contained in the Purchase Agreement, Buyer hereby assumes, from and after the Effective Time, all obligations and liabilities of Seller with respect to the Membership Interests arising from and after the Effective Time.
     3. Seller hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Buyer to give effect to the intent of this Assignment.
     4. Seller hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any limited liability company interest or equity interest in the Company, and it resigns as a member of the Company effective as of the Effective Time.

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     5. This Assignment shall be binding upon the Parties and their respective successors and assigns.
     6. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Delaware.
     7. This Assignment is subject to the terms and conditions of the Purchase Agreement, and nothing contained herein shall be deemed to supersede, limit, amend, supplement, modify, vary or enlarge any of the rights, obligations, covenants, agreements, representations and warranties of the Parties under the Purchase Agreement, this Assignment being intended only to effect the transfer of the Membership Interests from Seller to Buyer as contemplated in the Purchase Agreement. In the event of any conflict between the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall control.
     8. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank]

2

     IN WITNESS WHEREOF, this Assignment is executed to be effective as of the Effective Time.

Seller: FRONTIER REFINING LLC
By:
Name:	James M. Stump
Title:	Senior Vice President, Refinery Operations

Buyer: HOLLY ENERGY PARTNERS — OPERATING, L.P.
By:
Name:	Mark T. Cunningham
Title:	Vice President, Operations

[Signature Page to Assignment of Limited Liability Company Interests (Cheyenne)]

EXHIBIT G
Form of Cheyenne Site Services Agreement

EXECUTION VERSION
SITE SERVICES AGREEMENT
(CHEYENNE)
     This Site Services Agreement (this “Agreement”), is entered into as of November 9, 2011 to be effective as of November 1, 2011 by and between FRONTIER REFINING LLC, a limited liability company organized and existing under the laws of Delaware (“Frontier Cheyenne”), and CHEYENNE LOGISTICS LLC, a limited liability company organized and existing under the laws of Delaware (“Cheyenne Logistics”). Frontier Cheyenne and Cheyenne Logistics are hereinafter collectively referred to as “Parties” and each singularly as a “Party”).
R E C I T A L S:
     WHEREAS, pursuant to the terms of that certain LLC Interest Purchase Agreement, dated effective as of November 1, 2011 (the “Purchase Agreement”), by and among HollyFrontier Corporation, a Delaware corporation, Frontier Cheyenne and Frontier El Dorado Refining LLC, a Delaware limited liability company, as Sellers, Holly Energy Partners — Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), as Buyer, and Holly Energy Partners, L.P., a Delaware limited partnership, the Operating Partnership acquired all of the issued and outstanding limited liability company interests of Cheyenne Logistics, the owner of the Relevant Assets (as defined in the Lease and Access Agreement);
     WHEREAS, simultaneously herewith, Frontier Cheyenne and Cheyenne Logistics are entering into that certain Lease and Access Agreement (Cheyenne) dated as of the date hereof (the “Lease and Access Agreement”) pursuant to which, among other things, Cheyenne Logistics will lease from Frontier Cheyenne the real property on which the Relevant Assets (as defined in the Lease and Access Agreement are located within that certain refinery complex owned by Frontier Cheyenne, commonly known as the Cheyenne Refinery, and located in the City of Cheyenne, Laramie County, Wyoming (the “Refinery Complex”); and
     WHEREAS, Frontier Cheyenne has agreed to provide to Cheyenne Logistics, and Cheyenne Logistics has agreed to accept, shared use of certain services, utilities, materials and facilities as more fully described on Exhibit A (each an “SUMF Item” and collectively the “SUMF Items”) located at the Refinery Complex that are necessary to operate and maintain the Relevant Assets as currently operated and maintained.
     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1
DEFINITIONS AND INTERPRETATIONS
     1.1 Definitions.
     For purposes of this Agreement, the following capitalized terms shall have the meanings specified herein. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings for such terms set forth in the Lease and Access Agreement.

     “Affiliate” has the meaning given such term in the Purchase Agreement.
     “Additional Improvements” shall have the meaning given such term in the Lease and Access Agreement.
     “Additional SUMF Items” shall have the meaning set forth in Section 3.2(b).
     “Agreement” shall have the meaning set forth in the introductory paragraph.
     “Ancillary Agreements” means, collectively, the Purchase Agreement, the Lease and Access Agreement, the Throughput Agreement and any other agreement executed by the Parties hereto in connection with the Operating Partnership’s acquisition of Cheyenne Logistics and Cheyenne Logistics’ ownership of the Relevant Assets that has not been otherwise amended or superseded.
     “Annual Service Fee” shall have the meaning set forth in Section 4.1.
     “Bankruptcy Event” means, in relation to any Party, (i) the making of a general assignment for the benefit of creditors by such Party; (ii) the entering into of any arrangement or composition with creditors as a result of insolvency (other than for the purposes of a solvent reconstruction or amalgamation); (iii) the institution by such Party of proceedings (a) seeking to adjudicate such Party as bankrupt or insolvent or seeking protection or relief from creditors, or (b) seeking liquidation, winding up, or rearrangement, reorganization or adjustment of such Party or its debts (other than for purposes of a solvent reconstruction or amalgamation), or (c) seeking the entry of an order for the appointment of a receiver, trustee or other similar official for such Party or for all or a substantial part of such Party’s assets; or (iv) the institution of any proceeding of the type described in (iii) above against such Party, which proceeding shall not have been dismissed within ninety (90) days following its institution.
     “Cheyenne Logistics” shall have the meaning set forth in the introductory paragraph.
     “Connection Facilities” means all physical interconnections and related equipment and facilities required to deliver the SUMF Items described in Exhibit A to the Relevant Assets from various locations within the Refinery Complex.
     “Dispute” means any dispute or difference that arises between the Parties in connection with or arising out of this Agreement (including, any dispute as to the termination or invalidity of this Agreement or any provision of it).
     “Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, storms, floods, washouts, arrests, the order of any Governmental Authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, accident to machinery, storage tanks or lines of pipe, inability to obtain or unavoidable delay in obtaining material or equipment, and any other causes whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome.

     “Frontier Cheyenne” shall have the meaning set forth in the introductory paragraph.
     “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
     “Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination of, any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.
     “Lease and Access Agreement” shall have the meaning set forth in the Recitals.
     “Loss” shall have the meaning set forth in Section 2.2(e).
     “Monitoring Committee” shall have the meaning set forth in Section 7.1(a).
     “Monthly Payment” shall have the meaning set forth in Section 4.1.
     “Operating Partnership” shall have the meaning set forth in the Recitals.
     “Parties” or “Party” shall have the meaning set forth in the introductory paragraph.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or Governmental Authority.
     “PPI” shall have the meaning set forth in Section 4.2(a).
     “Premises” shall have the meaning set forth in the Lease and Access Agreement.
     “Prime Rate” shall have the meaning given such term in the Throughput Agreement.
     “Purchase Agreement” shall have the meaning set forth in the Recitals.
     “Refinery Complex” shall have the meaning set forth in the Recitals.
     “Relevant Assets” shall have the meaning set forth in the Lease and Access Agreement.
     “Standard Operating Practice” means such practices, methods, acts, techniques, and standards as are in accordance with the normal and customary practices in the industry and applicable Laws, and consistent with the historical operation of the Refinery Complex by Frontier Cheyenne.

     “SUMF Assets” means the systems and facilities located at the Refinery Complex that are used in or necessary for the provision of the SUMF Items to Cheyenne Logistics pursuant to this Agreement. The SUMF Assets shall include any Connection Facilities.
     “SUMF Items” shall have the meaning set forth in the Recitals.
     “Term” shall have the meaning set forth in Section 10.1.
     “Third Party” means any Person other than Frontier Cheyenne, Cheyenne Logistics or their respective Affiliates.
     “Throughput Agreement” means the Pipelines, Tankage and Loading Rack Throughput Agreement (Cheyenne) by and between Frontier Cheyenne and Cheyenne Logistics dated the date hereof.
     1.2 Interpretation.
          (a) Any reference to the singular includes the plural and vice versa, any reference to natural persons includes legal persons and vice versa, and any reference to a gender includes the other gender.
          (b) The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (c) Any reference to Articles, Sections, Exhibits and Schedules are, unless otherwise stated, references to Articles, Sections, Exhibits and Schedules of or to this Agreement. The headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation.
          (d) Exhibit A hereto forms an integral part of this Agreement and is equally binding therewith. Any reference to “this Agreement” shall include such Exhibit A.
          (e) References to a Person shall include any permitted assignee or successor to such party in accordance with this Agreement.
          (f) If any period is referred to in this Agreement by way of reference to a number of days, the days shall be calculated exclusively of the first and inclusively of the last day unless the last day falls on a day that is not a Business Day in which case the last day shall be the next succeeding Business Day.
          (g) The use of “or” is not intended to be exclusive unless explicitly indicated otherwise.
          (h) The words “includes,” “including,” or any derivation thereof shall mean “including without limitation.”

ARTICLE 2
RELATIONSHIP OF PARTIES
     2.1 Rights and Obligations.
     The Parties hereby enter into this Agreement for the purpose of setting forth their respective rights and obligations relating to the provision by Frontier Cheyenne of the SUMF Items to Cheyenne Logistics in connection with Cheyenne Logistics’ ownership, operation and maintenance of the Relevant Assets.
     2.2 Nature of the Relationship.
          (a) Except as provided herein, this Agreement shall not in any manner limit the Parties in carrying on their respective separate businesses or operations or impose upon any Party a fiduciary duty vis-à-vis the other Party.
          (b) Frontier Cheyenne and Cheyenne Logistics recognize that portions of each of their respective businesses and operations are conducted within the Refinery Complex, and that necessary interactions result from such proximity. The respective businesses and operations of Frontier Cheyenne and Cheyenne Logistics will be managed and conducted by them, as independent companies, and each may act and conduct its business and operations independently wherever possible. Further, Frontier Cheyenne and Cheyenne Logistics recognize their mutual responsibility to support the capability of each other to continue to conduct their respective businesses and operations for routine and non-routine activities (including, but not limited to, start-ups, shut downs, turnarounds, emergencies and other infrequent events).
          (c) Notwithstanding the foregoing, nothing in this Agreement and no actions taken by the Parties shall constitute a partnership, joint venture, association or other co-operative entity among the Parties or authorize either Party to represent or contract on behalf of the other Party. Frontier Cheyenne, as the supplier of the SUMF Items, is acting solely as an independent contractor and is not an agent of Cheyenne Logistics. The provision of the SUMF Items hereunder shall be under the sole supervision, control and direction of Frontier Cheyenne and not Cheyenne Logistics.
          (d) Notwithstanding Cheyenne Logistics’ obligation to maintain and operate the Relevant Assets and Additional Improvements and comply with applicable Laws, Frontier Cheyenne and Cheyenne Logistics acknowledge that Frontier Cheyenne may, as required by any applicable Governmental Authorities, maintain air quality and other environmental permits in its name. Consequently and also for the ease of administration, Frontier Cheyenne may maintain in its name the air quality permits and other authorizations applicable to all, or part of, the Relevant Assets and Additional Improvements and may be responsible for making any reports or other notifications to Governmental Authorities pursuant to such permits or Laws; provided that upon Frontier Cheyenne’s written request Cheyenne Logistics shall apply for, obtain and maintain any such permits in its name. Nothing in this Agreement shall reduce Cheyenne Logistics’ obligations under Laws with respect to the Relevant Assets and Additional Improvements.
          (e) Notwithstanding the foregoing, Cheyenne Logistics shall defend, indemnify, and hold harmless Frontier Cheyenne and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys’ fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss or loss of use of, any property or inconvenience (a “Loss”) related to Frontier Cheyenne’s performance under this Agreement (including the performance by Frontier Cheyenne’s employees and contractors), except to the extent caused by the gross negligence or willful misconduct of Frontier Cheyenne or its employees, agents or contractors. It being agreed that this indemnity is intended to indemnify Frontier Cheyenne against the consequences of their own negligence or fault, even when Frontier Cheyenne or its employees, agents or contractors are jointly, comparatively, contributively, or concurrently negligent with Cheyenne Logistics, and even though any such claim, cause of action or suit is based upon or alleged to be based upon the strict liability of Frontier Cheyenne or its employees, agents or contractors; however, such indemnity shall not apply to the sole or gross negligence or willful misconduct of Frontier Cheyenne and its employees, agents or contractors. The indemnity set forth in this Section shall survive termination or expiration of this Agreement and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of the Annual Service Fee (as defined below) under any provision of this Agreement. If any proceeding is filed for which indemnity is required hereunder, Cheyenne Logistics agrees, upon request therefor, to defend Frontier Cheyenne in such proceeding at its sole cost using counsel satisfactory to Frontier Cheyenne.
ARTICLE 3
PROVISION OF SUMF ITEMS
     3.1 Provision of SUMF Items.
          (a) During the Term of this Agreement, Frontier Cheyenne shall make available and provide to Cheyenne Logistics, in accordance with the terms and conditions of this Agreement, the SUMF Items described more fully on Exhibit A to this Agreement for use by Cheyenne Logistics and any of its Affiliates and agents in connection with Cheyenne Logistics’ ownership, operation and maintenance of the Relevant Assets and any Additional Improvements.
          (b) If Cheyenne Logistics reasonably believes in good faith that a SUMF Item provided is not of the quality or quantity necessary to operate and maintain the Relevant Assets and any Additional Improvements as currently operated and maintained, Cheyenne Logistics may deliver written notice of such claim. If Frontier Cheyenne does not reasonably satisfy Cheyenne Logistics’ claim pursuant to the foregoing sentence within 30 days after receipt of such notice (or if such claim is of a nature that cannot be resolved within 30 days, if Frontier Cheyenne does not commence to satisfy such claim within 30 days after receipt of such notice and thereafter diligently pursue satisfying such claim to completion), then Cheyenne Logistics may reject such SUMF Item and submit a proposal to Frontier Cheyenne to reduce the amount of the Annual Service Fee in accordance with Section 4.3. If Frontier Cheyenne refuses to reduce the Annual Service Fee, the Dispute shall be resolved in accordance with the provisions of Article 9.
          (c) Frontier Cheyenne shall notify Cheyenne Logistics as soon as practicable of any actual or anticipated changes in the character of any SUMF Item or any actual or anticipated interruptions, shut-downs, turnarounds or similar events that may adversely affect the provision of any SUMF Item.
          (d) Frontier Cheyenne shall provide all SUMF Items and perform all services hereunder in accordance with Standard Operating Practice. The provision of all SUMF Items and services hereunder shall be on a non-discriminatory basis comparable to that provided or performed by Frontier Cheyenne with respect to its own business at the Refinery Complex unless otherwise specified herein.
     3.2 Increased Quantities and Additional SUMF Items.
          (a) If subsequent to the date hereof increased quantities of any SUMF Item are reasonably required by Cheyenne Logistics in connection with its ownership, operation or maintenance of the Relevant Assets or any improvements or additions thereto, Frontier Cheyenne shall use commercially reasonable efforts to provide such increased quantities of such SUMF Item on the same terms and conditions set forth in Exhibit A, so long as the provision of such increased quantities does not interfere in any material respect with Frontier Cheyenne’s operations at the Refinery Complex or require Frontier Cheyenne to make a capital improvement to any SUMF Asset. If the provision by Frontier Cheyenne of increased quantities of any SUMF Item as requested by Cheyenne Logistics would require Frontier Cheyenne to make such a capital improvement, then Cheyenne Logistics may submit a request to Frontier Cheyenne pursuant to Section 6.1. The Annual Service Fee with respect to increased quantities of any SUMF Item requested by Cheyenne Logistics may be increased in accordance with Article 4 of this Agreement. Notwithstanding anything to the contrary herein, in the event that (i) Cheyenne Logistics uses the Relevant Assets to provide services to third parties, (ii) Cheyenne Logistics’ provision of such third-party services results in a material increase of any SUMF Item required by Cheyenne Logistics, and (iii) provision of such SUMF Items is available to Cheyenne Logistics from third-party vendors on commercially reasonable terms, then Frontier Cheyenne may decline to provide such increased and additional SUMF Item. Further, if, in Frontier Cheyenne’s sole discretion, the provision of any SUMF Item by Frontier Cheyenne in connection with Cheyenne Logistics’ provision of services to third parties could expose Frontier Cheyenne or Frontier Cheyenne’s assets to environmental risk or liability, then Frontier Cheyenne may refuse to provide such SUMF Item in connection with Cheyenne Logistics’ provision of services to third parties.
          (b) If subsequent to the date hereof one or more additional SUMF Items not specifically described herein, but which are being produced or utilized by Frontier Cheyenne or its Affiliates in the normal course of their operations at the Refinery Complex (“Additional SUMF Items”), are or become reasonably necessary to operate or maintain the Relevant Assets and any Additional Improvements, Frontier Cheyenne shall use commercially reasonable efforts to provide such Additional SUMF Items on terms and conditions consistent with the provision of the existing SUMF Items by Frontier Cheyenne. The Annual Service Fee with respect to such Additional SUMF Items may be increased in accordance with Article 4 of this Agreement.
     3.3 Use of SUMF Items. Cheyenne Logistics agrees to utilize the SUMF Items solely in connection with its ownership, operation and maintenance of the Relevant Assets and any

Additional Improvements; provided, however, that no provision of this Agreement shall obligate Cheyenne Logistics in any way to utilize all or part of the SUMF Items.
     3.4 SUMF Assets. Subject to Article 8, Frontier Cheyenne shall be responsible for operating and maintaining the SUMF Assets, at its sole cost and expense, in accordance with Standard Operating Practice. Except for any capital improvement project proposed by Cheyenne Logistics under Article 6 or undertaken by Cheyenne Logistics under Article 5, Frontier Cheyenne shall be responsible for all costs and expenses of any capital improvements to, or acquisitions of additional, SUMF Assets.
     3.5 Access. Section 2.2 of the Lease and Access Agreement sets forth the relative rights of Cheyenne Logistics and Frontier Cheyenne with respect to (a) access by Cheyenne Logistics to the buildings and other assets owned or leased by Frontier Cheyenne located at the Refinery Complex that are reasonably necessary for the operation of the Relevant Assets and any Additional Improvements and (b) access by Frontier Cheyenne to the Premises in order to inspect, repair or maintain any SUMF Assets, and such section is incorporated herein by reference.
ARTICLE 4
ANNUAL SERVICE FEE
     4.1 Annual Service Fee; Monthly Payment. Within thirty (30) days following the end of each calendar month, Cheyenne Logistics will pay Frontier Cheyenne an amount equal to one-twelfth (1/12) (the “Monthly Payment”) of the aggregate of all fees set forth on Exhibit A (the “Annual Service Fee”) for the provision by Frontier Cheyenne and its Affiliates to Cheyenne Logistics during such calendar month of all the SUMF Items described in Exhibit A. The Monthly Payment for the first month under the Term of this Agreement will be prorated based on the number of days elapsed from the date of this Agreement through the last day of the first calendar month and the number of days in such calendar month.
     4.2 Increases in Annual Service Fee.
          (a) The Annual Service Fee shall be adjusted on July 1 of each calendar year commencing on July 1, 2012, by an amount equal to the upper change in the annual change rounded to four decimal places of the Producers Price Index-Commodities-Finished Goods, (PPI), et al. (“PPI”), produced by the U.S. Department of Labor, Bureaus of Labor Statistics; provided that the Annual Service Fee shall never be increased by more than 3% for any such calendar year. The series ID is WPUSOP3000 as of June 1, 2011 — located at http://www.bls.gov/data/. The change factor shall be calculated as follows: annual PPI index (most current year) less annual PPI index (most current year minus 1) divided by annual PPI index (most current year minus 1). An example for year 2009 change is: [PPI (2008) — PPI (2007)] / PPI (2007) or (177.1 — 166.6) / 166.6 or ..063 or 6.3%. If the PPI index change is negative in a given year then there will be no change in the Annual Service Fee. If the above index is no longer published, then Frontier Cheyenne and Cheyenne Logistics shall negotiate in good faith to agree on a new index that gives comparable protection against inflation, and the same method of adjustment for increases in the new index shall be used to calculate increases in the Annual Service Fee. If the Parties are unable to agree, a new index will be determined by binding arbitration in accordance with Section 9.1(d) herein.
          (b) Frontier Cheyenne may also increase the Annual Service Fee for any calendar year by an amount equal to the actual cost to Frontier Cheyenne of providing increased quantities of any SUMF Item or of providing any Additional SUMF Items pursuant to Sections 3.2(a) and (b) of this Agreement.
ARTICLE 5
CONNECTION FACILITIES
     5.1 Connection Facilities.
          (a) Where necessary, Cheyenne Logistics shall install or cause to be installed, at the expense of Cheyenne Logistics or Frontier Cheyenne as mutually agreed, one or more Connection Facilities, which shall be of a quality and type reasonably necessary to establish appropriate interconnections between the Relevant Assets and the SUMF Assets. The design of any necessary Connection Facilities shall be submitted by Cheyenne Logistics for review by Frontier Cheyenne. Frontier Cheyenne shall have thirty (30) days in which to notify Cheyenne Logistics of any modifications that are necessary to conform the design to Standard Operating Practices and to comply with requirements of Governmental Authorities, otherwise Frontier Cheyenne shall be deemed to have approved such design.
          (b) Frontier Cheyenne and Cheyenne Logistics shall reasonably cooperate with one another with respect to the installation, operation and maintenance of the Connection Facilities so as to minimize any disruption to the operation of the Refinery Complex, the Relevant Assets and the SUMF Assets.
ARTICLE 6
CAPITAL IMPROVEMENTS
     6.1 Capital Improvements Relating to Provision of SUMF Items. Cheyenne Logistics may submit from time to time to Frontier Cheyenne written requests for Frontier Cheyenne to undertake capital improvement projects relating to the provision by Frontier Cheyenne of SUMF Items. Any such requests shall specify in reasonable detail the capital improvements to be made, any permits that may be required, the estimated cost of such capital improvements, any proposed changes to this Agreement, and any other relevant information relating to such capital improvement project. Frontier Cheyenne agrees that it will consider in good faith any such request, but Frontier Cheyenne shall have no obligation to agree to undertake any such capital improvement project and may reject any request by Cheyenne Logistics. Frontier Cheyenne shall provide Cheyenne Logistics a written explanation for the rejection of any request. If Frontier Cheyenne agrees to undertake any such capital improvement project, Cheyenne Logistics shall be responsible for all costs associated with such project, without duplication of other amounts paid or payable by Cheyenne Logistics under this Agreement, including, without limitation: (i) the cost of completing the capital improvements; (ii) Frontier Cheyenne’s costs and expenses incurred in connection with such project; and (iii) any increased costs of operation incurred or to be incurred by Frontier Cheyenne as a result of such project; provided, however, that if other Persons receive any of the benefits of such capital improvement project, such other Persons shall bear their respective pro rata shares of all costs associated with such project (based upon and only to the extent of the relative benefits received by them), and Cheyenne Logistics’ costs with respect thereto shall be reimbursed by Frontier Cheyenne as, when, if and to the extent savings are received or as, when, if and to the extent the other Person utilizes such benefits.
ARTICLE 7
MONITORING COMMITTEE
     7.1 Monitoring Committee.
          (a) Frontier Cheyenne and Cheyenne Logistics shall jointly establish a committee (the “Monitoring Committee”) to review the performance of this Agreement and the provision of SUMF Items hereunder in an effort to ensure the smooth and efficient performance of this Agreement. The Monitoring Committee shall be comprised of one representative from Frontier Cheyenne and one representative from Cheyenne Logistics. In addition, other representatives that such Parties may reasonably require shall report to, and attend meetings of, the Monitoring Committee.
          (b) The Monitoring Committee shall meet, either in person, by telephone, or other means mutually acceptable to the members of the Monitoring Committee, within three (3) months of the date of this Agreement and thereafter no less than once every six (6) months throughout the Term (other than where the Parties agree that such a periodic meeting is not necessary) and as otherwise reasonably requested by a Party.
          (c) The Monitoring Committee shall endeavor in good faith to resolve issues raised by either of the Parties in respect of the performance of this Agreement and the provision of any SUMF Item hereunder. The Monitoring Committee shall review the performance of the Parties in the provision and receipt of SUMF Items under this Agreement and shall consider any proposed improvement plans.
          (d) The Monitoring Committee shall have the authority to develop modifications or amendments to the Exhibits to this Agreement on behalf of the Parties; however, to become effective any such modifications or amendments must be in writing and be duly signed by the Parties. The Monitoring Committee shall, as needed to carry out its duties under this Article 7, develop mutually agreed protocols and administrative procedures.
ARTICLE 8
LIABILITY AND INDEMNIFICATION
     8.1 Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, neither Party nor its respective Affiliates shall be liable, responsible or accountable in damages or otherwise to the other Party or its respective Affiliates for any INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES IN TORT, CONTRACT OR OTHERWISE UNDER OR ON ACCOUNT OF THIS AGREEMENT, EXCEPT THOSE PAYABLE TO THIRD PARTIES FOR WHICH CHEYENNE

LOGISTICS, FRONTIER CHEYENNE OR THEIR RESPECTIVE AFFILIATES WOULD BE LIABLE UNDER THIS ARTICLE 8.
     8.2 Indemnification.
          (a) CHEYENNE LOGISTICS SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS FRONTIER CHEYENNE AND ITS AFFILIATES FROM AND AGAINST ANY ADVERSE CONSEQUENCES RESULTING OR ARISING FROM, OR ATTRIBUTABLE TO (A) THE FAILURE TO PERFORM ANY COVENANT OR AGREEMENT MADE OR UNDERTAKEN BY CHEYENNE LOGISTICS IN THIS AGREEMENT OR (B) ANY ACTS OR OMISSIONS OF CHEYENNE LOGISTICS AND ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF CHEYENNE LOGISTICS’ OBLIGATIONS UNDER THIS AGREEMENT THAT CONSTITUTE NEGLIGENCE, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.
          (b) FRONTIER CHEYENNE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS CHEYENNE LOGISTICS AND ITS AFFILIATES FROM AND AGAINST ANY ADVERSE CONSEQUENCES RESULTING OR ARISING FROM, OR ATTRIBUTABLE TO (A) THE FAILURE TO PERFORM ANY COVENANT OR AGREEMENT MADE OR UNDERTAKEN BY FRONTIER CHEYENNE IN THIS AGREEMENT OR (B) ANY ACTS OR OMISSIONS OF FRONTIER CHEYENNE AND ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF FRONTIER CHEYENNE’S OBLIGATIONS UNDER THIS AGREEMENT THAT CONSTITUTE NEGLIGENCE, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.
     8.3 Specific Performance. Notwithstanding anything to the contrary contained in this Agreement, including this Article 8, each Party shall be entitled to specific performance of the obligations of the other Party under this Agreement.
     8.4 Survival. The provisions of this Article 8 shall survive the termination of this Agreement.
ARTICLE 9
DISPUTE RESOLUTION
     9.1 Dispute Resolution.
          (a) Any Dispute arising out of or in connection with this Agreement, including any question regarding the existence, validity or termination of this Agreement, shall be exclusively resolved in accordance with this Article 9.
          (b) In the event of a Dispute between the Parties, the Parties shall, within ten (10) days of a written request by either Party to the other Party, meet in good faith to resolve such Dispute.
          (c) Any Dispute that cannot be resolved by the Parties shall be submitted to the Monitoring Committee which shall endeavor to amicably resolve the Dispute. The Parties shall provide the Monitoring Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.
          (d) If the Parties are unable to resolve the dispute within fifteen (15) days after submission of such dispute to the Monitoring Committee (or such other period as may be agreed by the Parties), either Party may submit the matter to arbitration in accordance with the terms of the Throughput Agreement; provided, however, that (i) the term “this Agreement” when used therein shall be deemed to refer to this Agreement, (ii) the term “parties hereto” shall be deemed to refer to the Parties to this Agreement, (iii) any reference to a Party therein shall be deemed to refer to a Party under this Agreement, and (iv) the term “Frontier Cheyenne” shall be deemed to refer to Frontier Refining LLC and the term “Cheyenne Logistics” shall be deemed to refer to Cheyenne Logistics LLC.
          (e) Pending resolution of any Dispute between the Parties, the Parties shall continue to perform in good faith their respective obligations under this Agreement based upon the last agreed performance demonstrated prior to the Dispute.
          (f) Resolution of any Dispute between the Parties involving payment of money by one Party to the other shall include payment of interest at the Prime Rate from the original due date of such amount.
          (g) Each Party shall, in addition to all rights provided herein or provided by Law, be entitled to the remedies of specific performance and injunction to enforce its rights hereunder.
ARTICLE 10
TERM AND TERMINATION
     10.1 Term. This Agreement shall be in full force and effect on and from the date hereof and shall continue for a term that is co-terminous with the Lease and Access Agreement (the “Term”) such that if the Lease and Access Agreement is terminated or expires for any reason, this Agreement shall also be deemed to have terminated on the same date of the termination or expiration of the Lease and Access Agreement.
     10.2 Termination by Frontier Cheyenne. Frontier Cheyenne may, in addition to its other remedies, terminate this Agreement as a whole in any one of the following circumstances:
          (a) if a Bankruptcy Event occurs and is continuing in relation to Cheyenne Logistics or its Affiliates and Cheyenne Logistics does not provide adequate assurances to Frontier Cheyenne within thirty (30) days of the occurrence of the Bankruptcy Event that Cheyenne Logistics will continue to pay the Annual Service Fee and other charges on the terms and conditions of this Agreement;
          (b) with no less than thirty (30) days prior written notice following a decision by Cheyenne Logistics to discontinue the operation of all or substantially all of the Relevant Assets and any Additional Improvements; or

          (c) if Cheyenne Logistics without proper justification fails to pay any undisputed Annual Service Fee (or portion thereof) or other charge within thirty (30) days of the date when such payment became due, and such failure continues thereafter for a period of thirty (30) days after written notice from Frontier Cheyenne.
     10.3 Effect of Termination.
          (a) Each Party shall use its reasonable commercial efforts to minimize any adverse effect to the other Party resulting from the termination of the rendering, in whole or in part, of any SUMF Item under this Agreement.
          (b) Within sixty (60) days after termination of this Agreement in whole, Frontier Cheyenne shall provide Cheyenne Logistics with a final accounting of the amount of (i) any Annual Service Fee and other applicable charges due with respect to the period beginning on January 1 of the calendar year in which the termination occurred and ending on the effective date of the termination; and (ii) any unpaid and undisputed Annual Service Fee and other applicable charges attributable to the prior calendar year. If Cheyenne Logistics agrees with the total amount shown on the final accounting, Cheyenne Logistics shall pay to Frontier Cheyenne such amount within thirty (30) days following the receipt of such final accounting. The Parties shall meet in good faith to resolve any Dispute relating to the final accounting as expeditiously as possible.
          (c) Any termination of this Agreement, either in whole or in part, and termination of any individual SUMF Item shall be without prejudice to the accrued rights, remedies and liabilities of the Parties at the time of such termination and all provisions of this Agreement necessary for the full enjoyment thereof shall survive termination for the period so necessary.
          (d) If there is a Dispute regarding the termination of this Agreement or a SUMF Item under this Article 10, then no termination shall occur until thirty (30) days following resolution of the Dispute or by written agreement of the Parties.
ARTICLE 11
GENERAL PROVISIONS
     11.1 Force Majeure. In the event of Cheyenne Logistics or Frontier Cheyenne being rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, it is agreed that on such Party’s giving notice and full particulars of such Force Majeure to the other Party as soon as practicable after the occurrence of the cause relied on, then the obligations of the parties, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused but for no longer period, and such cause shall, as far as possible, be remedied with all reasonable dispatch. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirements that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the Party having the difficulty. Notwithstanding anything in this Agreement to the contrary, inability of a

Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity or production (other than for reasons of Force Majeure) shall not be regarded as events of Force Majeure.
     11.2 Intellectual Property Rights. Neither this Agreement nor the performance by either of the Parties of its duties hereunder shall operate to convey, license or otherwise transfer from one Party to the other any patent, know-how, trade secrets or other intellectual property rights. The copyright, property and any other rights in any document or material supplied under this Agreement shall, in the absence of any express provision to the contrary thereon, remain with the disclosing Party.
     11.3 Notices. Any notice or other communication given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
          Notices to Frontier Cheyenne:
c/o HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: President
Email address: president@hollyfrontier.com
with a copy, which shall not constitute notice, but is required in order to giver proper notice, to:
c/o HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollyfrontier.com
          Notices to Cheyenne Logistics:
c/o Holly Energy Partners, L.P.
2828 N. Harwood, Suite 1300
Dallas, TX 75201
Attn: President
Email address: president@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:

c/o Holly Energy Partners, L.P.
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollyenergy.com
          Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 11.3.
     11.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party hereto. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
     11.5 Entire Agreement. This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Parties hereto with respect to the subject matter hereof.
     11.6 Waiver. To be effective, any waiver of any right under this Agreement must be in writing and signed by a duly authorized officer or representative of the Party bound thereby.
     11.7 Incorporation by Reference. Any reference herein to any Exhibit to this Agreement will incorporate such Exhibit herein as if it were set out in full in the text of this Agreement.
     11.8 Succession and Assignment. This Agreement may be assigned in connection with, and subject to the terms and conditions set forth in Section 13(b) of the Throughput Agreement, which such terms and conditions are incorporated herein by reference. Notwithstanding anything to the contrary herein or in the Throughput Agreement, Frontier Cheyenne may engage third-party contractors to perform any of the services or actions Frontier Cheyenne is required to perform hereunder without Cheyenne Logistics’ prior consent.
     11.9 Binding Effect. This Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives.
     11.10 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the Parties hereto.
     11.11 No Third Party Beneficiaries. No Person not a Party to this Agreement will have any rights under this Agreement as a third party beneficiary or otherwise.

     11.12 Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WYOMING WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     11.13 Cooperation. The Parties acknowledge that they are entering into a long-term arrangement in which the cooperation of both Parties will be required. If, during the Term of this Agreement, changes in the operations, facilities or methods of either Party will materially benefit a Party without detriment to the other Party, the Parties commit to each other to make reasonable efforts to cooperate and assist each other.
     11.14 Further Assurances. The Parties shall execute such additional documents and shall cause such additional actions to be taken as may be required or, in the judgment of any Party, be necessary or desirable, to effect or evidence the provisions of this Agreement and the transactions contemplated hereby.
     11.15 Recording. Upon the request of any Party, Cheyenne Logistics and Frontier Cheyenne shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement.
     11.16 Conflicts Between Agreements. In the event a conflict between the terms and conditions contained in the Throughput Agreement or the other Ancillary Agreements and this Agreement arises in connection with any matter pertaining to the provision of the SUMF Items, the terms and conditions contained in the Throughput Agreement will govern. Nothing contained in this Agreement shall be deemed to limit or restrict Cheyenne Logistics’ rights to fully use and enjoy the rights and benefits it has under the Purchase Agreements or the other Ancillary Agreements.
     11.17 Counterparts. This Agreement may be executed in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or representatives to be effective as of November 1, 2011.
Frontier Cheyenne:

FRONTIER REFINING LLC,
a Delaware limited liability company

By:

Name: James M. Stump
Title: Senior Vice President, Refinery Operations
Cheyenne Logistics:

CHEYENNE LOGISTICS LLC,
a Delaware limited liability company

By:

Name: Mark T. Cunningham
Title: Vice President, Operations
Signature Page –
Site Services Agreement (Cheyenne)

EXHIBIT A
Frontier Cheyenne will supply the services listed on this Exhibit A to Cheyenne Logistics with respect to Cheyenne Logistics’ ownership, operation and maintenance of the Relevant Assets. Cheyenne Logistics will pay Frontier Cheyenne the Annual Service Fee of $240,000 (such payment to be made in monthly installments) for these services.
•	Wastewater Processing — Provided that the Wyoming Department of Environmental Quality (“WDEQ”) does not object, all waste water treatment will be supplied to Cheyenne Logistics by Frontier Cheyenne from existing Refinery Complex sources. This treatment pertains to dock and sump materials generated during the normal course of operations and includes sump generated waste materials. The Parties acknowledge that WDEQ may impose pre-treatment standards on any waste waters Cheyenne Logistics releases to Frontier Cheyenne for processing.

•	Fire Protection — Frontier Cheyenne will provide response support in the event of an emergency. Frontier Cheyenne will maintain the existing tank farm fire water system and any necessary improvements will be made by Frontier Cheyenne.

•	Security — All security patrols, monitoring and surveillance will be provided to Cheyenne Logistics by Frontier Cheyenne.

•	Utilities — All gas, water, steam and electricity will be furnished by Frontier Cheyenne for operation of all the Relevant Assets within the Refinery Complex.

•	Air Permit — Frontier Cheyenne will retain the Relevant Assets on all applicable air permits and will handle all agency reporting requirements. Cheyenne Logistics will supply field data to Frontier Cheyenne necessary for Frontier Cheyenne to fulfill its reporting requirements.

•	Solid / Hazardous Waste Processing — Under the provisions of the Resource Conservation and Recovery Act (RCRA) Cheyenne Logistics and Frontier Cheyenne will be co-generators of any solid / hazardous wastes that may be generated by El Dorado Logistics at the contiguous facility. Any such wastes shipped under a hazardous waste manifest will show Frontier Cheyenne as the generator.

•	Spill Prevention Control and Countermeasures (SPCC) Plan — Frontier Cheyenne will maintain a facility-wide SPCC plan clearly identifying those assets owned by both parties and their resultant responsibilities.

•	IT Infrastructure — Cheyenne Logistics will be entitled to access and use of all necessary IT infrastructures for the operation of the Relevant Assets. Frontier Cheyenne will maintain all IT infrastructures.

Exhibit A - 1

•	Office Space — Frontier Cheyenne will furnish necessary office space for the employees of Cheyenne Logistics.

•	Parking —Frontier Cheyenne will provide parking necessary for Cheyenne Logistics’ employees’ personal vehicles, Cheyenne Logistics’ company-owned vehicles, and auxiliary maintenance equipment.

•	Maintenance, Warehouse Storage and Shop — Frontier Cheyenne will provide all warehouse storage necessary to store maintenance and spare part inventories for Cheyenne Logistics’ exclusive use. These storage areas will be secured and controlled separate from Frontier Cheyenne’s warehouse operations.

•	Contract Maintenance Labor — Frontier Cheyenne will provide maintenance labor to Cheyenne Logistics on an as-needed basis. Frontier Cheyenne will charge Cheyenne Logistics an agreed hourly rate for the maintenance services.

•	Laydown Area — Frontier Cheyenne will provide Cheyenne Logistics an outdoor laydown area for maintenance and project activities. The area will be separate from Frontier Cheyenne’s laydown area.

•	LDAR Monitoring and Reporting — Frontier Cheyenne will provide to Cheyenne Logistics services necessary to perform leak monitoring on all Relevant Assets within the Refinery Complex as required by any applicable consent decree. Frontier Cheyenne’s and Cheyenne Logistics’ employees will be included in the refinery LDAR training program. Frontier Cheyenne will provide data to Cheyenne Logistics on all LDAR surveillance activities.

•	PSM — Frontier Cheyenne will include all Relevant Assets in the PSM program and procedures. Frontier Cheyenne will provide all necessary PSM management and administrative services. Cheyenne Logistics will participate in all processes necessary under PSM in order to maintain compliance.

•	Laboratory Services — Frontier Cheyenne will provide all laboratory services necessary for quality control, blending and regulatory activities. The services will include analysis of samples from blend stocks, finished products and crude oils.

•	Telephones — Frontier Cheyenne will provide all local and long distance telephone (land line only) service.

•	Knock Engines — Frontier Cheyenne will provide all maintenance and calibration of the knock engines.

Exhibit A - 2

EXHIBIT H

Form of El Dorado Site Services Agreement

EXECUTION VERSION
SITE SERVICES AGREEMENT
(EL DORADO)
     This Site Services Agreement (this “Agreement”), is entered into as of November 9, 2011 to be effective as of November 1, 2011 by and between FRONTIER EL DORADO REFINING LLC, a limited liability company organized and existing under the laws of Delaware (“Frontier El Dorado”), and EL DORADO LOGISTICS LLC, a limited liability company organized and existing under the laws of Delaware (“El Dorado Logistics”). Frontier El Dorado and El Dorado Logistics are hereinafter collectively referred to as “Parties” and each singularly as a “Party”).
R E C I T A L S:
     WHEREAS, pursuant to the terms of that certain LLC Interest Purchase Agreement, dated effective as of November 1, 2011 (the “Purchase Agreement”), by and among HollyFrontier Corporation, a Delaware corporation, Frontier El Dorado and Frontier Refining LLC, a Delaware limited liability company, as Sellers, Holly Energy Partners — Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), as Buyer, and Holly Energy Partners, L.P., a Delaware limited partnership, the Operating Partnership acquired all of the issued and outstanding limited liability company interests of El Dorado Logistics, the owner of the Relevant Assets (as defined in the Lease and Access Agreement);
     WHEREAS, simultaneously herewith, Frontier El Dorado and El Dorado Logistics are entering into that certain Lease and Access Agreement (El Dorado) dated as of the date hereof (the “Lease and Access Agreement”) pursuant to which, among other things, El Dorado Logistics will lease from Frontier El Dorado the real property on which the Relevant Assets (as defined in the Lease and Access Agreement are located within that certain refinery complex owned by Frontier El Dorado, commonly known as the El Dorado Refinery, and located in the City of El Dorado, Butler County, Kansas (the “Refinery Complex”); and
     WHEREAS, Frontier El Dorado has agreed to provide to El Dorado Logistics, and El Dorado Logistics has agreed to accept, shared use of certain services, utilities, materials and facilities as more fully described on Exhibit A (each an “SUMF Item” and collectively the “SUMF Items”) located at the Refinery Complex that are necessary to operate and maintain the Relevant Assets as currently operated and maintained.
     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATIONS
     1.1 Definitions.
     For purposes of this Agreement, the following capitalized terms shall have the meanings specified herein. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings for such terms set forth in the Lease and Access Agreement.
     “Affiliate” has the meaning given such term in the Purchase Agreement.
     “Additional Improvements” shall have the meaning given such term in the Lease and Access Agreement.
     “Additional SUMF Items” shall have the meaning set forth in Section 3.2(b).
     “Agreement” shall have the meaning set forth in the introductory paragraph.
     “Ancillary Agreements” means, collectively, the Purchase Agreement, the Lease and Access Agreement, the Throughput Agreement and any other agreement executed by the Parties hereto in connection with the Operating Partnership’s acquisition of El Dorado Logistics and El Dorado Logistics’ ownership of the Relevant Assets that has not been otherwise amended or superseded.
     “Annual Service Fee” shall have the meaning set forth in Section 4.1.
     “Bankruptcy Event” means, in relation to any Party, (i) the making of a general assignment for the benefit of creditors by such Party; (ii) the entering into of any arrangement or composition with creditors as a result of insolvency (other than for the purposes of a solvent reconstruction or amalgamation); (iii) the institution by such Party of proceedings (a) seeking to adjudicate such Party as bankrupt or insolvent or seeking protection or relief from creditors, or (b) seeking liquidation, winding up, or rearrangement, reorganization or adjustment of such Party or its debts (other than for purposes of a solvent reconstruction or amalgamation), or (c) seeking the entry of an order for the appointment of a receiver, trustee or other similar official for such Party or for all or a substantial part of such Party’s assets; or (iv) the institution of any proceeding of the type described in (iii) above against such Party, which proceeding shall not have been dismissed within ninety (90) days following its institution.
     “Connection Facilities” means all physical interconnections and related equipment and facilities required to deliver the SUMF Items described in Exhibit A to the Relevant Assets from various locations within the Refinery Complex.
     “Dispute” means any dispute or difference that arises between the Parties in connection with or arising out of this Agreement (including, any dispute as to the termination or invalidity of this Agreement or any provision of it).
     “El Dorado Logistics” shall have the meaning set forth in the introductory paragraph.

     “Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, storms, floods, washouts, arrests, the order of any Governmental Authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, accident to machinery, storage tanks or lines of pipe, inability to obtain or unavoidable delay in obtaining material or equipment, and any other causes whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome.
     “Frontier El Dorado” shall have the meaning set forth in the introductory paragraph.
     “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
     “Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination of, any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.
     “Lease and Access Agreement” shall have the meaning set forth in the Recitals.
     “Loss” shall have the meaning set forth in Section 2.2(e).
     “Monitoring Committee” shall have the meaning set forth in Section 7.1(a).
     “Monthly Payment” shall have the meaning set forth in Section 4.1.
     “Operating Partnership” shall have the meaning set forth in the Recitals.
     “Parties” or “Party” shall have the meaning set forth in the introductory paragraph.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or Governmental Authority.
     “PPI” shall have the meaning set forth in Section 4.2(a).
     “Premises” shall have the meaning set forth in the Lease and Access Agreement.
     “Prime Rate” shall have the meaning given such term in the Throughput Agreement.
     “Purchase Agreement” shall have the meaning set forth in the Recitals.

     “Refinery Complex” shall have the meaning set forth in the Recitals.
     “Relevant Assets” shall have the meaning set forth in the Lease and Access Agreement.
     “Standard Operating Practice” means such practices, methods, acts, techniques, and standards as are in accordance with the normal and customary practices in the industry and applicable Laws, and consistent with the historical operation of the Refinery Complex by Frontier El Dorado.
     “SUMF Assets” means the systems and facilities located at the Refinery Complex that are used in or necessary for the provision of the SUMF Items to El Dorado Logistics pursuant to this Agreement. The SUMF Assets shall include any Connection Facilities.
     “SUMF Items” shall have the meaning set forth in the Recitals.
     “Term” shall have the meaning set forth in Section 10.1.
     “Third Party” means any Person other than Frontier El Dorado, El Dorado Logistics or their respective Affiliates.
     “Throughput Agreement” means the Pipelines, Tankage and Loading Rack Throughput Agreement (El Dorado) by and between Frontier El Dorado and El Dorado Logistics dated the date hereof.
     1.2 Interpretation.
          (a) Any reference to the singular includes the plural and vice versa, any reference to natural persons includes legal persons and vice versa, and any reference to a gender includes the other gender.
          (b) The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (c) Any reference to Articles, Sections, Exhibits and Schedules are, unless otherwise stated, references to Articles, Sections, Exhibits and Schedules of or to this Agreement. The headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation.
          (d) Exhibit A hereto forms an integral part of this Agreement and is equally binding therewith. Any reference to “this Agreement” shall include such Exhibit A.
          (e) References to a Person shall include any permitted assignee or successor to such party in accordance with this Agreement.
          (f) If any period is referred to in this Agreement by way of reference to a number of days, the days shall be calculated exclusively of the first and inclusively of the last day unless the last day falls on a day that is not a Business Day in which case the last day shall be the next succeeding Business Day.
          (g) The use of “or” is not intended to be exclusive unless explicitly indicated otherwise.
          (h) The words “includes,” “including,” or any derivation thereof shall mean “including without limitation.”
ARTICLE 2
RELATIONSHIP OF PARTIES
     2.1 Rights and Obligations.
     The Parties hereby enter into this Agreement for the purpose of setting forth their respective rights and obligations relating to the provision by Frontier El Dorado of the SUMF Items to El Dorado Logistics in connection with El Dorado Logistics’ ownership, operation and maintenance of the Relevant Assets.
     2.2 Nature of the Relationship.
          (a) Except as provided herein, this Agreement shall not in any manner limit the Parties in carrying on their respective separate businesses or operations or impose upon any Party a fiduciary duty vis-à-vis the other Party.
          (b) Frontier El Dorado and El Dorado Logistics recognize that portions of each of their respective businesses and operations are conducted within the Refinery Complex, and that necessary interactions result from such proximity. The respective businesses and operations of Frontier El Dorado and El Dorado Logistics will be managed and conducted by them, as independent companies, and each may act and conduct its business and operations independently wherever possible. Further, Frontier El Dorado and El Dorado Logistics recognize their mutual responsibility to support the capability of each other to continue to conduct their respective businesses and operations for routine and non-routine activities (including, but not limited to, start-ups, shut downs, turnarounds, emergencies and other infrequent events).
          (c) Notwithstanding the foregoing, nothing in this Agreement and no actions taken by the Parties shall constitute a partnership, joint venture, association or other co-operative entity among the Parties or authorize either Party to represent or contract on behalf of the other Party. Frontier El Dorado, as the supplier of the SUMF Items, is acting solely as an independent contractor and is not an agent of El Dorado Logistics. The provision of the SUMF Items hereunder shall be under the sole supervision, control and direction of Frontier El Dorado and not El Dorado Logistics.
          (d) Notwithstanding El Dorado Logistics’ obligation to maintain and operate the Relevant Assets and Additional Improvements and comply with applicable Laws, Frontier El Dorado and El Dorado Logistics acknowledge that Frontier El Dorado may, as required by any applicable Governmental Authorities, maintain air quality and other environmental permits in its name. Consequently and also for the ease of administration, Frontier El Dorado may maintain in its name the air quality permits and other authorizations applicable to all, or part of, the Relevant Assets and Additional Improvements and may be responsible for making any reports or other notifications to Governmental Authorities pursuant to such permits or Laws; provided that upon Frontier El Dorado’s written request El Dorado Logistics shall apply for, obtain and maintain any such permits in its name. Nothing in this Agreement shall reduce El Dorado Logistics’ obligations under Laws with respect to the Relevant Assets and Additional Improvements.
          (e) Notwithstanding the foregoing, El Dorado Logistics shall defend, indemnify, and hold harmless Frontier El Dorado and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys’ fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss or loss of use of, any property or inconvenience (a “Loss”) related to Frontier El Dorado’s performance under this Agreement (including the performance by Frontier El Dorado’s employees and contractors), except to the extent caused by the gross negligence or willful misconduct of Frontier El Dorado or its employees, agents or contractors. It being agreed that this indemnity is intended to indemnify Frontier El Dorado against the consequences of their own negligence or fault, even when Frontier El Dorado or its employees, agents or contractors are jointly, comparatively, contributively, or concurrently negligent with El Dorado Logistics, and even though any such claim, cause of action or suit is based upon or alleged to be based upon the strict liability of Frontier El Dorado or its employees, agents or contractors; however, such indemnity shall not apply to the sole or gross negligence or willful misconduct of Frontier El Dorado and its employees, agents or contractors. The indemnity set forth in this Section shall survive termination or expiration of this Agreement and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of the Annual Service Fee (as defined below) under any provision of this Agreement. If any proceeding is filed for which indemnity is required hereunder, El Dorado Logistics agrees, upon request therefor, to defend Frontier El Dorado in such proceeding at its sole cost using counsel satisfactory to Frontier El Dorado.
ARTICLE 3
PROVISION OF SUMF ITEMS
     3.1 Provision of SUMF Items.
          (a) During the Term of this Agreement, Frontier El Dorado shall make available and provide to El Dorado Logistics, in accordance with the terms and conditions of this Agreement, the SUMF Items described more fully on Exhibit A to this Agreement for use by El Dorado Logistics and any of its Affiliates and agents in connection with El Dorado Logistics’ ownership, operation and maintenance of the Relevant Assets and any Additional Improvements.
          (b) If El Dorado Logistics reasonably believes in good faith that a SUMF Item provided is not of the quality or quantity necessary to operate and maintain the Relevant Assets and any Additional Improvements as currently operated and maintained, El Dorado Logistics may deliver written notice of such claim. If Frontier El Dorado does not reasonably satisfy El Dorado Logistics’ claim pursuant to the foregoing sentence within 30 days after receipt of such notice (or if such claim is of a nature that cannot be resolved within 30 days, if Frontier El

Dorado does not commence to satisfy such claim within 30 days after receipt of such notice and thereafter diligently pursue satisfying such claim to completion), then El Dorado Logistics may reject such SUMF Item and submit a proposal to Frontier El Dorado to reduce the amount of the Annual Service Fee in accordance with Section 4.3. If Frontier El Dorado refuses to reduce the Annual Service Fee, the Dispute shall be resolved in accordance with the provisions of Article 9.
          (c) Frontier El Dorado shall notify El Dorado Logistics as soon as practicable of any actual or anticipated changes in the character of any SUMF Item or any actual or anticipated interruptions, shut-downs, turnarounds or similar events that may adversely affect the provision of any SUMF Item.
          (d) Frontier El Dorado shall provide all SUMF Items and perform all services hereunder in accordance with Standard Operating Practice. The provision of all SUMF Items and services hereunder shall be on a non-discriminatory basis comparable to that provided or performed by Frontier El Dorado with respect to its own business at the Refinery Complex unless otherwise specified herein.
     3.2 Increased Quantities and Additional SUMF Items.
          (a) If subsequent to the date hereof increased quantities of any SUMF Item are reasonably required by El Dorado Logistics in connection with its ownership, operation or maintenance of the Relevant Assets or any improvements or additions thereto, Frontier El Dorado shall use commercially reasonable efforts to provide such increased quantities of such SUMF Item on the same terms and conditions set forth in Exhibit A, so long as the provision of such increased quantities does not interfere in any material respect with Frontier El Dorado’s operations at the Refinery Complex or require Frontier El Dorado to make a capital improvement to any SUMF Asset. If the provision by Frontier El Dorado of increased quantities of any SUMF Item as requested by El Dorado Logistics would require Frontier El Dorado to make such a capital improvement, then El Dorado Logistics may submit a request to Frontier El Dorado pursuant to Section 6.1. The Annual Service Fee with respect to increased quantities of any SUMF Item requested by El Dorado Logistics may be increased in accordance with Article 4 of this Agreement. Notwithstanding anything to the contrary herein, in the event that (i) El Dorado Logistics uses the Relevant Assets to provide services to third parties, (ii) El Dorado Logistics’ provision of such third-party services results in a material increase of any SUMF Item required by El Dorado Logistics, and (iii) provision of such SUMF Items is available to El Dorado Logistics from third-party vendors on commercially reasonable terms, then Frontier El Dorado may decline to provide such increased and additional SUMF Item. Further, if, in Frontier El Dorado’s sole discretion, the provision of any SUMF Item by Frontier El Dorado in connection with El Dorado Logistics’ provision of services to third parties could expose Frontier El Dorado or Frontier El Dorado’s assets to environmental risk or liability, then Frontier El Dorado may refuse to provide such SUMF Item in connection with El Dorado Logistics’ provision of services to third parties.
          (b) If subsequent to the date hereof one or more additional SUMF Items not specifically described herein, but which are being produced or utilized by Frontier El Dorado or its Affiliates in the normal course of their operations at the Refinery Complex (“Additional SUMF Items”), are or become reasonably necessary to operate or maintain the Relevant Assets and any Additional Improvements, Frontier El Dorado shall use commercially reasonable efforts to provide such Additional SUMF Items on terms and conditions consistent with the provision of the existing SUMF Items by Frontier El Dorado. The Annual Service Fee with respect to such Additional SUMF Items may be increased in accordance with Article 4 of this Agreement.
     3.3 Use of SUMF Items. El Dorado Logistics agrees to utilize the SUMF Items solely in connection with its ownership, operation and maintenance of the Relevant Assets and any Additional Improvements; provided, however, that no provision of this Agreement shall obligate El Dorado Logistics in any way to utilize all or part of the SUMF Items.
     3.4 SUMF Assets. Subject to Article 8, Frontier El Dorado shall be responsible for operating and maintaining the SUMF Assets, at its sole cost and expense, in accordance with Standard Operating Practice. Except for any capital improvement project proposed by El Dorado Logistics under Article 6 or undertaken by El Dorado Logistics under Article 5, Frontier El Dorado shall be responsible for all costs and expenses of any capital improvements to, or acquisitions of additional, SUMF Assets.
     3.5 Access. Section 2.2 of the Lease and Access Agreement sets forth the relative rights of El Dorado Logistics and Frontier El Dorado with respect to (a) access by El Dorado Logistics to the buildings and other assets owned or leased by Frontier El Dorado located at the Refinery Complex that are reasonably necessary for the operation of the Relevant Assets and any Additional Improvements and (b) access by Frontier El Dorado to the Premises in order to inspect, repair or maintain any SUMF Assets, and such section is incorporated herein by reference.
ARTICLE 4
ANNUAL SERVICE FEE
     4.1 Annual Service Fee; Monthly Payment. Within thirty (30) days following the end of each calendar month, El Dorado Logistics will pay Frontier El Dorado an amount equal to one-twelfth (1/12) (the “Monthly Payment”) of the aggregate of all fees set forth on Exhibit A (the “Annual Service Fee”) for the provision by Frontier El Dorado and its Affiliates to El Dorado Logistics during such calendar month of all the SUMF Items described in Exhibit A. The Monthly Payment for the first month under the Term of this Agreement will be prorated based on the number of days elapsed from the date of this Agreement through the last day of the first calendar month and the number of days in such calendar month.
     4.2 Increases in Annual Service Fee.
          (a) The Annual Service Fee shall be adjusted on July 1 of each calendar year commencing on July 1, 2012, by an amount equal to the upper change in the annual change rounded to four decimal places of the Producers Price Index-Commodities-Finished Goods, (PPI), et al. (“PPI”), produced by the U.S. Department of Labor, Bureaus of Labor Statistics; provided that the Annual Service Fee shall never be increased by more than 3% for any such calendar year. The series ID is WPUSOP3000 as of June 1, 2011 — located at http://www.bls.gov/data/. The change factor shall be calculated as follows: annual PPI index (most current year) less annual PPI index (most current year minus 1) divided by annual PPI index (most current year minus 1). An example for year 2009 change is: [PPI (2008) — PPI (2007)] / PPI (2007) or (177.1 — 166.6) / 166.6 or .063 or 6.3%. If the PPI index change is negative in a given year then there will be no change in the Annual Service Fee. If the above index is no longer published, then Frontier El Dorado and El Dorado Logistics shall negotiate in good faith to agree on a new index that gives comparable protection against inflation, and the same method of adjustment for increases in the new index shall be used to calculate increases in the Annual Service Fee. If the Parties are unable to agree, a new index will be determined by binding arbitration in accordance with Section 9.1(d) herein.
          (b) Frontier El Dorado may also increase the Annual Service Fee for any calendar year by an amount equal to the actual cost to Frontier El Dorado of providing increased quantities of any SUMF Item or of providing any Additional SUMF Items pursuant to Sections 3.2(a) and (b) of this Agreement.
ARTICLE 5
CONNECTION FACILITIES
     5.1 Connection Facilities.
          (a) Where necessary, El Dorado Logistics shall install or cause to be installed, at the expense of El Dorado Logistics or Frontier El Dorado as mutually agreed, one or more Connection Facilities, which shall be of a quality and type reasonably necessary to establish appropriate interconnections between the Relevant Assets and the SUMF Assets. The design of any necessary Connection Facilities shall be submitted by El Dorado Logistics for review by Frontier El Dorado. Frontier El Dorado shall have thirty (30) days in which to notify El Dorado Logistics of any modifications that are necessary to conform the design to Standard Operating Practices and to comply with requirements of Governmental Authorities, otherwise Frontier El Dorado shall be deemed to have approved such design.
          (b) Frontier El Dorado and El Dorado Logistics shall reasonably cooperate with one another with respect to the installation, operation and maintenance of the Connection Facilities so as to minimize any disruption to the operation of the Refinery Complex, the Relevant Assets and the SUMF Assets.
ARTICLE 6
CAPITAL IMPROVEMENTS
     6.1 Capital Improvements Relating to Provision of SUMF Items. El Dorado Logistics may submit from time to time to Frontier El Dorado written requests for Frontier El Dorado to undertake capital improvement projects relating to the provision by Frontier El Dorado of SUMF Items. Any such requests shall specify in reasonable detail the capital improvements to be made, any permits that may be required, the estimated cost of such capital improvements, any proposed changes to this Agreement, and any other relevant information relating to such capital improvement project. Frontier El Dorado agrees that it will consider in good faith any such request, but Frontier El Dorado shall have no obligation to agree to undertake any such capital improvement project and may reject any request by El Dorado Logistics. Frontier El Dorado shall provide El Dorado Logistics a written explanation for the rejection of any request. If

Frontier El Dorado agrees to undertake any such capital improvement project, El Dorado Logistics shall be responsible for all costs associated with such project, without duplication of other amounts paid or payable by El Dorado Logistics under this Agreement, including, without limitation: (i) the cost of completing the capital improvements; (ii) Frontier El Dorado’s costs and expenses incurred in connection with such project; and (iii) any increased costs of operation incurred or to be incurred by Frontier El Dorado as a result of such project; provided, however, that if other Persons receive any of the benefits of such capital improvement project, such other Persons shall bear their respective pro rata shares of all costs associated with such project (based upon and only to the extent of the relative benefits received by them), and El Dorado Logistics’ costs with respect thereto shall be reimbursed by Frontier El Dorado as, when, if and to the extent savings are received or as, when, if and to the extent the other Person utilizes such benefits.
ARTICLE 7
MONITORING COMMITTEE
     7.1 Monitoring Committee.
          (a) Frontier El Dorado and El Dorado Logistics shall jointly establish a committee (the “Monitoring Committee”) to review the performance of this Agreement and the provision of SUMF Items hereunder in an effort to ensure the smooth and efficient performance of this Agreement. The Monitoring Committee shall be comprised of one representative from Frontier El Dorado and one representative from El Dorado Logistics. In addition, other representatives that such Parties may reasonably require shall report to, and attend meetings of, the Monitoring Committee.
          (b) The Monitoring Committee shall meet, either in person, by telephone, or other means mutually acceptable to the members of the Monitoring Committee, within three (3) months of the date of this Agreement and thereafter no less than once every six (6) months throughout the Term (other than where the Parties agree that such a periodic meeting is not necessary) and as otherwise reasonably requested by a Party.
          (c) The Monitoring Committee shall endeavor in good faith to resolve issues raised by either of the Parties in respect of the performance of this Agreement and the provision of any SUMF Item hereunder. The Monitoring Committee shall review the performance of the Parties in the provision and receipt of SUMF Items under this Agreement and shall consider any proposed improvement plans.
          (d) The Monitoring Committee shall have the authority to develop modifications or amendments to the Exhibits to this Agreement on behalf of the Parties; however, to become effective any such modifications or amendments must be in writing and be duly signed by the Parties. The Monitoring Committee shall, as needed to carry out its duties under this Article 7, develop mutually agreed protocols and administrative procedures.

ARTICLE 8
LIABILITY AND INDEMNIFICATION
     8.1 Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, neither Party nor its respective Affiliates shall be liable, responsible or accountable in damages or otherwise to the other Party or its respective Affiliates for any INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES IN TORT, CONTRACT OR OTHERWISE UNDER OR ON ACCOUNT OF THIS AGREEMENT, EXCEPT THOSE PAYABLE TO THIRD PARTIES FOR WHICH EL DORADO LOGISTICS, FRONTIER EL DORADO OR THEIR RESPECTIVE AFFILIATES WOULD BE LIABLE UNDER THIS ARTICLE 8.
     8.2 Indemnification.
          (a) EL DORADO LOGISTICS SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS FRONTIER EL DORADO AND ITS AFFILIATES FROM AND AGAINST ANY ADVERSE CONSEQUENCES RESULTING OR ARISING FROM, OR ATTRIBUTABLE TO (A) THE FAILURE TO PERFORM ANY COVENANT OR AGREEMENT MADE OR UNDERTAKEN BY EL DORADO LOGISTICS IN THIS AGREEMENT OR (B) ANY ACTS OR OMISSIONS OF EL DORADO LOGISTICS AND ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF EL DORADO LOGISTICS’ OBLIGATIONS UNDER THIS AGREEMENT THAT CONSTITUTE NEGLIGENCE, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.
          (b) FRONTIER EL DORADO SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS EL DORADO LOGISTICS AND ITS AFFILIATES FROM AND AGAINST ANY ADVERSE CONSEQUENCES RESULTING OR ARISING FROM, OR ATTRIBUTABLE TO (A) THE FAILURE TO PERFORM ANY COVENANT OR AGREEMENT MADE OR UNDERTAKEN BY FRONTIER EL DORADO IN THIS AGREEMENT OR (B) ANY ACTS OR OMISSIONS OF FRONTIER EL DORADO AND ITS AFFILIATES IN CONNECTION WITH THE PERFORMANCE OF FRONTIER EL DORADO’S OBLIGATIONS UNDER THIS AGREEMENT THAT CONSTITUTE NEGLIGENCE, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.
     8.3 Specific Performance. Notwithstanding anything to the contrary contained in this Agreement, including this Article 8, each Party shall be entitled to specific performance of the obligations of the other Party under this Agreement.
     8.4 Survival. The provisions of this Article 8 shall survive the termination of this Agreement.

ARTICLE 9
DISPUTE RESOLUTION
     9.1 Dispute Resolution.
          (a) Any Dispute arising out of or in connection with this Agreement, including any question regarding the existence, validity or termination of this Agreement, shall be exclusively resolved in accordance with this Article 9.
          (b) In the event of a Dispute between the Parties, the Parties shall, within ten (10) days of a written request by either Party to the other Party, meet in good faith to resolve such Dispute.
          (c) Any Dispute that cannot be resolved by the Parties shall be submitted to the Monitoring Committee which shall endeavor to amicably resolve the Dispute. The Parties shall provide the Monitoring Committee with such information as it reasonably requires to enable it to determine the issues relevant to the Dispute.
          (d) If the Parties are unable to resolve the dispute within fifteen (15) days after submission of such dispute to the Monitoring Committee (or such other period as may be agreed by the Parties), either Party may submit the matter to arbitration in accordance with the terms of the Throughput Agreement; provided, however, that (i) the term “this Agreement” when used therein shall be deemed to refer to this Agreement, (ii) the term “parties hereto” shall be deemed to refer to the Parties to this Agreement, (iii) any reference to a Party therein shall be deemed to refer to a Party under this Agreement, and (iv) the term “Frontier El Dorado” shall be deemed to refer to Frontier El Dorado Refining LLC and the term “El Dorado Logistics” shall be deemed to refer to El Dorado Logistics LLC.
          (e) Pending resolution of any Dispute between the Parties, the Parties shall continue to perform in good faith their respective obligations under this Agreement based upon the last agreed performance demonstrated prior to the Dispute.
          (f) Resolution of any Dispute between the Parties involving payment of money by one Party to the other shall include payment of interest at the Prime Rate from the original due date of such amount.
          (g) Each Party shall, in addition to all rights provided herein or provided by Law, be entitled to the remedies of specific performance and injunction to enforce its rights hereunder.
ARTICLE 10
TERM AND TERMINATION
     10.1 Term. This Agreement shall be in full force and effect on and from the date hereof and shall continue for a term that is co-terminous with the Lease and Access Agreement (the “Term”) such that if the Lease and Access Agreement is terminated or expires for any reason, this Agreement shall also be deemed to have terminated on the same date of the termination or expiration of the Lease and Access Agreement.

     10.2 Termination by Frontier El Dorado. Frontier El Dorado may, in addition to its other remedies, terminate this Agreement as a whole in any one of the following circumstances:
          (a) if a Bankruptcy Event occurs and is continuing in relation to El Dorado Logistics or its Affiliates and El Dorado Logistics does not provide adequate assurances to Frontier El Dorado within thirty (30) days of the occurrence of the Bankruptcy Event that El Dorado Logistics will continue to pay the Annual Service Fee and other charges on the terms and conditions of this Agreement;
          (b) with no less than thirty (30) days prior written notice following a decision by El Dorado Logistics to discontinue the operation of all or substantially all of the Relevant Assets and any Additional Improvements; or
          (c) if El Dorado Logistics without proper justification fails to pay any undisputed Annual Service Fee (or portion thereof) or other charge within thirty (30) days of the date when such payment became due, and such failure continues thereafter for a period of thirty (30) days after written notice from Frontier El Dorado.
     10.3 Effect of Termination.
          (a) Each Party shall use its reasonable commercial efforts to minimize any adverse effect to the other Party resulting from the termination of the rendering, in whole or in part, of any SUMF Item under this Agreement.
          (b) Within sixty (60) days after termination of this Agreement in whole, Frontier El Dorado shall provide El Dorado Logistics with a final accounting of the amount of (i) any Annual Service Fee and other applicable charges due with respect to the period beginning on January 1 of the calendar year in which the termination occurred and ending on the effective date of the termination; and (ii) any unpaid and undisputed Annual Service Fee and other applicable charges attributable to the prior calendar year. If El Dorado Logistics agrees with the total amount shown on the final accounting, El Dorado Logistics shall pay to Frontier El Dorado such amount within thirty (30) days following the receipt of such final accounting. The Parties shall meet in good faith to resolve any Dispute relating to the final accounting as expeditiously as possible.
          (c) Any termination of this Agreement, either in whole or in part, and termination of any individual SUMF Item shall be without prejudice to the accrued rights, remedies and liabilities of the Parties at the time of such termination and all provisions of this Agreement necessary for the full enjoyment thereof shall survive termination for the period so necessary.
          (d) If there is a Dispute regarding the termination of this Agreement or a SUMF Item under this Article 10, then no termination shall occur until thirty (30) days following resolution of the Dispute or by written agreement of the Parties.

ARTICLE 11
GENERAL PROVISIONS
     11.1 Force Majeure. In the event of El Dorado Logistics or Frontier El Dorado being rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, it is agreed that on such Party’s giving notice and full particulars of such Force Majeure to the other Party as soon as practicable after the occurrence of the cause relied on, then the obligations of the parties, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused but for no longer period, and such cause shall, as far as possible, be remedied with all reasonable dispatch. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirements that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the Party having the difficulty. Notwithstanding anything in this Agreement to the contrary, inability of a Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity or production (other than for reasons of Force Majeure) shall not be regarded as events of Force Majeure.
     11.2 Intellectual Property Rights. Neither this Agreement nor the performance by either of the Parties of its duties hereunder shall operate to convey, license or otherwise transfer from one Party to the other any patent, know-how, trade secrets or other intellectual property rights. The copyright, property and any other rights in any document or material supplied under this Agreement shall, in the absence of any express provision to the contrary thereon, remain with the disclosing Party.
     11.3 Notices. Any notice or other communication given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
          Notices to Frontier El Dorado:
c/o HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: President
Email address: president@hollyfrontier.com
with a copy, which shall not constitute notice, but is required in order to giver proper notice, to:

c/o HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollyfrontier.com
          Notices to El Dorado Logistics:
c/o Holly Energy Partners, L.P.
2828 N. Harwood, Suite 1300
Dallas, TX 75201
Attn: President
Email address: president@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
c/o Holly Energy Partners, L.P.
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollyenergy.com
          Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 11.3.
     11.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party hereto. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
     11.5 Entire Agreement. This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Parties hereto with respect to the subject matter hereof.
     11.6 Waiver. To be effective, any waiver of any right under this Agreement must be in writing and signed by a duly authorized officer or representative of the Party bound thereby.
     11.7 Incorporation by Reference. Any reference herein to any Exhibit to this Agreement will incorporate such Exhibit herein as if it were set out in full in the text of this Agreement.

     11.8 Succession and Assignment. This Agreement may be assigned in connection with, and subject to the terms and conditions set forth in Section 13(b) of the Throughput Agreement, which such terms and conditions are incorporated herein by reference. Notwithstanding anything to the contrary herein or in the Throughput Agreement, Frontier El Dorado may engage third-party contractors to perform any of the services or actions Frontier El Dorado is required to perform hereunder without El Dorado Logistics’ prior consent.
     11.9 Binding Effect. This Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives.
     11.10 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the Parties hereto.
     11.11 No Third Party Beneficiaries. No Person not a Party to this Agreement will have any rights under this Agreement as a third party beneficiary or otherwise.
     11.12 Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     11.13 Cooperation. The Parties acknowledge that they are entering into a long-term arrangement in which the cooperation of both Parties will be required. If, during the Term of this Agreement, changes in the operations, facilities or methods of either Party will materially benefit a Party without detriment to the other Party, the Parties commit to each other to make reasonable efforts to cooperate and assist each other.
     11.14 Further Assurances. The Parties shall execute such additional documents and shall cause such additional actions to be taken as may be required or, in the judgment of any Party, be necessary or desirable, to effect or evidence the provisions of this Agreement and the transactions contemplated hereby.
     11.15 Recording. Upon the request of any Party, El Dorado Logistics and Frontier El Dorado shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement.
     11.16 Conflicts Between Agreements. In the event a conflict between the terms and conditions contained in the Throughput Agreement or the other Ancillary Agreements and this Agreement arises in connection with any matter pertaining to the provision of the SUMF Items, the terms and conditions contained in the Throughput Agreement will govern. Nothing contained in this Agreement shall be deemed to limit or restrict El Dorado Logistics’ rights to fully use and enjoy the rights and benefits it has under the Purchase Agreements or the other Ancillary Agreements.

     11.17 Counterparts. This Agreement may be executed in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or representatives to be effective as of November 1, 2011.

Frontier El Dorado:

FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company

By:
Name: James M. Stump
Title: Senior Vice President, Refinery Operations

El Dorado Logistics:

EL DORADO LOGISTICS LLC,
a Delaware limited liability company

By:
Name: Mark T. Cunningham
Title: Vice President, Operations
Signature Page –
Site Services Agreement (El Dorado)

EXHIBIT A
Frontier El Dorado will supply the services listed on this Exhibit A to El Dorado Logistics with respect to El Dorado Logistics’ ownership, operation and maintenance of the Relevant Assets. El Dorado Logistics will pay Frontier El Dorado the Annual Service Fee of $360,000 (such payment to be made in monthly installments) for these services.
•	Wastewater Processing — Provided that the Kansas Department of Health and Environment (“KDHE”) does not object, all waste water treatment will be supplied to El Dorado Logistics by Frontier El Dorado from existing Refinery Complex sources. This treatment pertains to dock and sump materials generated during the normal course of operations and includes sump generated waste materials. The Parties acknowledge that KDHE may impose pre-treatment standards on any waste waters that El Dorado Logistics releases to Frontier El Dorado for processing.

•	Fire Protection — Frontier El Dorado will provide response support in the event of an emergency. Frontier El Dorado will maintain the existing tank farm fire water system and any necessary improvements will be made by Frontier El Dorado.

•	Security — All security patrols, monitoring and surveillance will be provided to El Dorado Logistics by Frontier El Dorado.

•	Utilities — All gas, water and steam will be furnished by Frontier El Dorado for operation of all the Relevant Assets within the Refinery Complex.

•	Air Permit — Frontier El Dorado will retain the Relevant Assets on all applicable air permits and will handle all agency reporting requirements. El Dorado Logistics will supply field data to Frontier El Dorado necessary for Frontier El Dorado to fulfill its reporting requirements.

•	Solid / Hazardous Waste Processing — Under the provisions of the Resource Conservation and Recovery Act (RCRA) El Dorado Logistics and Frontier El Dorado will be co-generators of any solid / hazardous wastes that may be generated by El Dorado Logistics at the contiguous facility. Any such wastes shipped under a hazardous waste manifest will show Frontier El Dorado as the generator. At the propane terminal located near the Refinery Complex, El Dorado Logistics will be the sole generator.

•	Spill Prevention Control and Countermeasures (SPCC) Plan — Frontier El Dorado will maintain a facility-wide SPCC plan clearly identifying those assets owned by both parties and their resultant responsibilities.

•	IT Infrastructure — El Dorado Logistics will be entitled to access and use of all necessary IT infrastructures for the operation of the Relevant Assets. Frontier El Dorado will maintain all IT infrastructures.

Exhibit A - 1

•	Office Space — Frontier El Dorado will furnish necessary office space for the employees of El Dorado Logistics.

•	Parking —Frontier El Dorado will provide parking necessary for El Dorado Logistics’ employees’ personal vehicles, El Dorado Logistics’ company-owned vehicles, and auxiliary maintenance equipment.

•	Maintenance, Warehouse Storage and Shop — Frontier El Dorado will provide all warehouse storage necessary to store maintenance and spare part inventories for El Dorado Logistics’ exclusive use. These storage areas will be secured and controlled separate from Frontier El Dorado’s warehouse operations.

•	Contract Maintenance Labor — Frontier El Dorado will provide maintenance labor to El Dorado Logistics on an as-needed basis. Frontier El Dorado will charge El Dorado Logistics an agreed hourly rate for the maintenance services.

•	Laydown Area — Frontier El Dorado will provide El Dorado Logistics an outdoor laydown area for maintenance and project activities. The area will be separate from Frontier El Dorado’s laydown area.

•	LDAR Monitoring and Reporting — Frontier El Dorado will provide to El Dorado Logistics services necessary to perform leak monitoring on all Relevant Assets within the Refinery Complex as required by any applicable consent decrees. Frontier El Dorado’s and El Dorado Logistics’ employees will be included in the refinery LDAR training program. Frontier El Dorado will provide data to El Dorado Logistics on all LDAR surveillance activities.

•	PSM — Frontier El Dorado will include all Relevant Assets in the PSM program and procedures. Frontier El Dorado will provide all necessary PSM management and administrative services. El Dorado Logistics will participate in all processes necessary under PSM in order to maintain compliance.

•	Laboratory Services — Frontier El Dorado will provide all laboratory services necessary for quality control, blending and regulatory activities. The services will include analysis of samples from blend stocks, finished products and crude oils.

•	Telephones — Frontier El Dorado will provide all local and long distance telephone (land line only) service.

•	Knock Engines — Frontier El Dorado will provide all maintenance and calibration of the knock engines.

Exhibit A - 2

EXHIBIT I
Form of Cheyenne Lease and Access Agreement

EXHIBIT J
Form of El Dorado Lease and Access Agreement

EXHIBIT K
Form of Restated Omnibus Agreement

EXHIBIT L
Form of Subordinate Mortgages/Subordinate Security Agreement

[SUBJECT TO MODIFICATION TO COMPLY WITH APPLICABLE LOCAL LAW AND RECORDING REQUIREMENTS]

PREPARED BY AND WHEN
RECORDED RETURN TO:
____________________
____________________
____________________
____________________
NOTICE OF CONFIDENTIALITY RIGHTS: If you are a natural person, you may remove or strike any or all of the following information from this instrument in the public records: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MORTGAGE AND DEED OF TRUST
(WITH SECURITY AGREEMENT AND FINANCING STATEMENT)
BY
                    ,
A
AS GRANTOR
TO
                    ,
AS TRUSTEE
FOR THE BENEFIT OF
                    ,
A
AS BENEFICIARY
DATED EFFECTIVE AS OF __________ ___, 201__
THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY.
THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE GRANTOR (DEBTOR) AND BENEFICIARY (BENEFICIARY) ARE SET FORTH IN THIS INSTRUMENT.

MORTGAGE AND DEED OF TRUST
(WITH SECURITY AGREEMENT AND FINANCING STATEMENT)
     This MORTGAGE AND DEED OF TRUST (WITH SECURITY AGREEMENT AND FINANCING STATEMENT) (hereinafter referred to as this “Deed of Trust”), is entered into effective as of the _____ day of __________, 201__, by ____________________, a ____________________ (“Grantor”), having an address for notice at ____________________, to ____________________, Trustee (hereinafter referred to in such capacity as “Trustee”), whose address is ____________________, for the benefit of the herein below defined Beneficiary.
W I T N E S S E T H:
ARTICLE 1
DEFINITIONS
1.1	Definitions. As used herein, the following terms shall have the following meanings:
(a) Asset Leases. All leases of real property now or hereafter entered into or acquired by Grantor on which all or a part of the Assets are located, including, without limitation, the leases described on Exhibit B, if any.
(b) Assets. The pipelines, storage tanks, loading and/or unloading racks, and other assets described on Exhibit A.
(c) Affiliate: With respect to a specified Person, any other Person controlling, controlled by or under common control with that first Person. As used in this definition, the term “control” includes (i) with respect to any Person having voting shares or the equivalent and elected directors, managers or Persons performing similar functions, the ownership of or power to vote, directly or indirectly, shares or the equivalent representing more than 50% of the power to vote in the election of directors, managers or Persons performing similar functions, (ii) ownership of more than 50% of the equity or equivalent interest in any Person and (iii) the ability to direct the business and affairs of any Person by acting as a general partner, manager or otherwise.
(d) Beneficiary: ____________________, a ____________________ whose address for notice hereunder is ___________________.
(e) Contracts: The contracts, agreements, leases and other legally binding rights and obligations of Grantor, to the extent such contracts, agreements, leases or other legally binding rights or obligations cover, include or relate to all or any portion of the Real Property or the Assets, if any, but excluding those contracts and agreements constituting Leases and Easements.
(f) Deed of Trust: Shall have the meaning set forth in the introductory paragraph hereof.

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(g) Easements: All easements, rights-of-way, property use agreements, line rights and real property licenses required to operate the Assets now or hereafter entered into or acquired by Grantor, including, without limitation, the easements, rights-of-way, property use agreements, line rights and real property licenses described on Exhibit B, if any.
(h) Equipment. To the extent same do not constitute Improvements, any and all fittings, cathodic protection ground beds, rectifiers, other cathodic or electric protection devices, tanks, machinery, engines, pipes, pipelines, valves, valve boxes, connections, gates, scraper trap extenders, telecommunication facilities and equipment (including microwave and other transmission towers), lines, wires, computer hardware, fixed or mobile machinery and equipment, vehicle refueling tanks, pumps, heating and non-pipeline pumping stations, fittings, tools, furniture and metering equipment now owned or hereafter acquired by Grantor.
(i) Event of Default: Any happening or occurrence described in Article 7 of this Deed of Trust.
(j) Fee Land. All parcels of fee simple real property now or hereafter owned by Grantor on which any part of the Assets are located including, without limitation, the property held in fee by Grantor described on Exhibit B, if any
(k) Fixtures: All materials, supplies, equipment, apparatus and other items now or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with (temporarily or permanently) the Real Property or the Assets, together with all accessions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof.
(l) Governmental Entity: Any court, governmental department, commission, council, board, bureau, agency or other judicial, administrative, regulatory, legislative or other instrumentality of the United States of America or any foreign country, or any state, county, municipality or local governmental body or political subdivision or any such other foreign country.
(m) Grantor: The above defined Grantor, whether one or more, and any and all subsequent owners of the Mortgaged Property or any part thereof.
(n) Impositions: All real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property; and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the ownership, use, occupancy or enjoyment thereof.
(o) Improvements: All structures, fixtures and appurtenances located on the Real Property, and now or hereafter owned by Grantor, including, without limitation, the

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Assets (to the extent the same constitute structures, fixtures or appurtenances located on the Real Property and are now or hereafter owned by Grantor).
(p) Leases: Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, the Mortgaged Property, and all other agreements, such as utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property, save and except any and all Asset Leases and any other leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Real Property.
(q) Legal Requirements: (i) Any and all laws, statutes, codes, rules, regulations, ordinances, judgments, orders, writs, decrees, requirements or determinations of any Governmental Entity, and (ii) to the extent not covered by clause (i) immediately above, any and all requirements of permits, licenses, certificates, authorizations, concessions, franchises or other approvals granted by any Governmental Entity.
(r) Mortgaged Property: The Subject Property, together with:
(i) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Real Property or any part thereof; and
(ii) all betterments, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein; and
(iii) all other property and rights of Grantor of every kind and character to the extent specifically relating to and used or to be used solely in connection with the foregoing property, and all proceeds and products of any of the foregoing.
As used in this Deed of Trust, the term “Mortgaged Property” shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest therein. Notwithstanding anything to the contrary herein, in no event shall the term “Mortgaged Property” include any Product owned by third parties that may be shipped through or stored at or in any of the Mortgaged Property.
(s) Obligations: Shall have the meaning given such term in Section 2.1.
(t) Permits: All permits, licenses, certificates, authorizations, registrations, orders, waivers, variances and approvals now or hereafter granted by any Governmental Entity to Grantor or its predecessors in interest pertaining solely to the ownership or operation of the Assets, including, without limitation, right-of-way permits from railroads and road crossing permits or other right-of-way permits from Governmental Entities, in each case to the extent the same are assignable.

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(u) Permitted Encumbrances: Any of the following matters:
(i) any (A) inchoate liens, security interests or similar charges constituting or securing the payment of expenses which were incurred incidental to the ownership and operation of the Assets (collectively, the “Operations”) or the operation, storage, transportation, shipment, handling, repair, construction, improvement or maintenance of the Mortgaged Property, and (B) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’, warehousemen’s, barge or ship owner’s and carriers’ liens or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business incidental to the conduct of the Operations or the ownership and operation of the Mortgaged Property, securing amounts the payment of which is not delinquent and that will be paid in the ordinary course of business or, if delinquent, that are being contested in good faith with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (ii) any liens or security interests for Taxes not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (iii) any liens or security interests reserved in leases, rights of way or other real property interests for rental or for compliance with the terms of such leases, rights of way or other real property interests, provided payment of the debt secured is not delinquent or, if delinquent, is being contested in good faith in the ordinary course of business with any action or proceeding to foreclose or attach any of the Mortgaged Property on account thereof properly stayed; (iv) all prior reservations of minerals in and under or that may be produced from any of the lands constituting part of the Mortgaged Property or on which any part of the Mortgaged Property is located; (v) all liens (other than liens for borrowed money), security interests, charges, easements, restrictive covenants, encumbrances, contracts, instruments, obligations, discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, or overlapping of improvements, defects, irregularities and other matters affecting or encumbering title to the Mortgaged Property which individually or in the aggregate are not such as to unreasonably or materially interfere with or prevent any material operations conducted on the Mortgaged Property; (vi) rights reserved to or vested in any Governmental Entity to control or regulate any of the Mortgaged Property or the Operations and all Legal Requirements of such authorities, including any building or zoning ordinances and all environmental laws; (vii) any contract, easement, instrument, lien, security instrument, permit, amendment, extension or other matter entered into by a party in accordance with the terms of the Purchase Agreement (as hereinafter defined) or in compliance with the approvals or directives of the other parties made pursuant to such Purchase Agreement; (viii) all Post-Closing Consents (as defined in the Purchase Agreement or any instrument securing the Senior Bank Liens); (ix) defects in the early chain of the title consisting of the mere failure to recite marital status in a document or omissions of successions of heirship proceedings, unless such failure or omission results in another Person’s superior claim of title to the Easements or relevant portion thereof; (x) any assertion of a defect based on a lack of a survey

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with respect to the Assets; (xi) any title defect affecting (or the termination or expiration of) any easement, right of way, leasehold interest or fee interest affecting all or any portion of the Real Property which has been replaced prior to the date of this Deed of Trust by an easement, right of way, leasehold interest or fee interest covering substantially the same land or the portion thereof used by Beneficiary or its Affiliates; and (xii) all Senior Liens.
(v) Person: An individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including, without limitation, any Governmental Entity.
(w) Personalty: The Equipment and all other personal property (other than the Fixtures) and intangible assets of any kind or character as defined in and subject to the provisions of the Uniform Commercial Code Article 9 — Secured Transactions, as the same is codified and in effect in __________, which are now or hereafter located or to be located upon, within or about the Real Property, or which are or may be used in or related to the planning, development, financing or operation of the Mortgaged Property, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof.
(x) Product: Crude oil, gas oil, diesel, kerosene, casinghead, naphtha, normal butane and isobutane transported through or stored in or at the Assets.
(y) Purchase Agreement: That certain ____________________dated as of __________________, 201__, between ____________________and ___________________.
(z) Real Property: Collectively, the Fee Land, the real property subject to the Asset Leases, the real property subject to the Easements, and any Improvements now or hereafter located on any of the foregoing.
(aa) Records: All records and documents now or hereafter acquired by Grantor relating solely to the ownership, condition or operation of the Subject Property.
(bb) Security Documents: This Deed of Trust and any and all other documents now or hereafter executed by Grantor or any other Person to evidence or secure the performance of the Obligations.
(cc) Senior Bank Liens: Collectively, (i) each lien and security interest in all or any portion of the Mortgaged Property heretofor or hereafter granted by Grantor or its Affiliates under the Senior Credit Agreement, and (ii) each lien and security interest in all or any portion of the Mortgaged Property hereafter granted by any Person who acquires an interest in all or any portion of the Mortgaged Property securing senior debt of such Person.
(dd) Senior Lien: Collectively, the Senior Bank Liens and each other lien and security interest as to which the lien and security interest granted pursuant to this Deed of Trust shall be subordinated thereto pursuant to the terms of a Subordination, Non-Disturbance

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and Attornment Agreement in substantially the form of Attachment 1 hereto executed by the Beneficiary and the holder of such lien and security interest and recorded in the real property records of ___________________.
(ee) Subject Property: All of the following assets, properties and rights, whether real, personal or mixed, which are owned or held for use by Grantor solely in connection with the ownership or operation of the Assets:
(i)	The Assets;

(ii)	The Fee Land;

(iii)	The Asset Leases;

(iv)	The Easements;

(v)	The Improvements;

(vi)	The Equipment;

(vii)	The Contracts;

(viii)	Intellectual property rights and related computer software;

(ix)	The Permits; and

(x)	The Records.
(ff) Taxes: Any and all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, leases, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, or assessments.
(gg) Throughput Agreement: Subject to Section 11.20, that certain ____________________ dated as of ____________________, 201__, by and between ____________________ and ____________________, as such agreement has been amended to date or may be amended, amended and restated, replaced, or otherwise modified at any time in the future.
(hh) UCC. The Uniform Commercial Code, as codified and in effect in the State of _________.
ARTICLE 2
GRANT
2.1	Grant To secure and enforce the prompt performance and compliance by ____________________ of all obligations set forth for such Persons in the Throughput

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Agreement, plus all claims (as such term is defined in the Bankruptcy Code) of or damages owed to the Beneficiary against ____________________ and/or the Mortgaged Property resulting from any rejection of the Throughput Agreement by any such Person in any bankruptcy or insolvency proceeding involving ____________________, and any reasonable costs and expenses (including, but not limited to, attorneys’ and experts’ fees and court costs) incurred by Beneficiary in enforcing and exercising its rights hereunder (collectively, the “Obligations”), Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee against every Person whomsoever lawfully claiming or to claim the same or any part thereof other than against any holder of any Senior Lien; provided, however, that this grant shall terminate upon the full performance and discharge of all of the Obligations and in accordance with the other terms set forth herein.
2.2	Maximum Secured Indebtedness. THE OUTSTANDING INDEBTEDNESS SECURED BY PROPERTY LOCATED IN __________ SHALL NOT AT ANY ONE TIME EXCEED THE AGGREGATE MAXIMUM AMOUNT OF $__________, WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.
ARTICLE 3
WARRANTIES AND REPRESENTATIONS
Grantor hereby unconditionally warrants and represents to Beneficiary as follows:

3.1	Organization and Power. Grantor is a ____________________ duly organized, validly existing and in good standing under the laws of the State of __________, has complied with all conditions prerequisite to its doing business in the State of __________, and has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

3.2	Validity of Security Documents. The execution, delivery and performance by Grantor of the Security Documents (a) are within Grantor’s powers and have been duly authorized by Grantor’s general partner, sole member or other necessary parties, and all other requisite action for such authorization has been taken; (b) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with the terms thereof; and (c) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor’s property or assets, except as contemplated by the provisions of the Security Documents. The Security Documents

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constitute the legal, valid and binding obligations of Grantor and others obligated under the terms of the Security Documents, in accordance with their respective terms.
3.3	Lien of this Instrument. Subject to the Senior Liens, this Deed of Trust constitutes a valid and subsisting mortgage and deed of trust lien on the Real Property and the Fixtures and a valid, subsisting security interest in and to, and a valid assignment of, the Personalty and Leases, all in accordance with the terms hereof.

3.4	Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Grantor threatened, against or affecting the Grantor as a result of or in connection with Grantor’s entering into this Deed of Trust, or involving the validity or enforceability of this Deed of Trust or the priority of the liens and security interests created by the Security Documents, and no event has occurred (including specifically Grantor’s execution of the Security Documents) which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor’s property other than the liens and security interests created by the Security Documents.
ARTICLE 4
AFFIRMATIVE COVENANTS OF GRANTOR
     Grantor hereby unconditionally covenants and agrees with Beneficiary that, except for the Permitted Encumbrances, Grantor will protect the lien and security interest status of this Deed of Trust and except for the Permitted Encumbrances, will not, without the prior written consent of Beneficiary, place, or permit to be placed, or otherwise mortgage, hypothecate or encumber the Mortgaged Property with, any other lien or security interest of any nature whatsoever (statutory, constitutional or contractual) regardless of whether same is allegedly or expressly inferior to the lien and security interest created by this Deed of Trust, and, if any such lien or security interest is asserted against the Mortgaged Property, Grantor will promptly, at its own cost and expense, (a) pay the underlying claim in full or take such other action so as to cause same to be released and (b) within five days from the date such lien or security interest is so asserted, give Beneficiary notice of such lien or security interest. Such notice shall specify who is asserting such lien or security interest and shall detail the origin and nature of the underlying claim giving rise to such asserted lien or security interest.
ARTICLE 5
NEGATIVE COVENANTS OF GRANTOR
     Grantor hereby covenants and agrees with Beneficiary that, until the full performance and discharge of all of the Obligations, Grantor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens

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of the Security Documents, with respect to, the Mortgaged Property, other than the Permitted Encumbrances.
ARTICLE 6
AFFIRMATIVE COVENANTS OF BENEFICIARY
     By its acceptance hereof, Beneficiary recognizes that (a) Grantor is obligated or may hereafter become obligated to any of the Credit Parties (as defined in the SNDA [defined below]) in connection with the Senior Credit Agreement, and (b) Grantor and any future owner of the Mortgaged Property may incur additional indebtedness or become otherwise obligated to one or more banks, insurance companies, investment banks or other financial institutions regularly engaged in commercial lending and/or bonds, debentures, notes and similar instruments evidencing obligations that may be secured by liens or security interests on some or all of Grantor’s property, including the Mortgaged Property (the holder of such liens or security interests being a “Secured Lender”). To the extent that any such Secured Lender notifies Beneficiary of Secured Lender’s desire to subordinate the lien and security interest held by Beneficiary pursuant to this Deed of Trust, Beneficiary, by its acceptance hereof, will agree to effect such subordination by promptly executing, in one or more counterparts, a Subordination, Non-Disturbance and Attornment Agreement in substantially the form of Attachment 1 hereto (the “SNDA”). The subordination of this Deed of Trust shall (i) not be effective unless and until the SNDA has been executed by the Secured Lender, and (ii) be subject to compliance by the Secured Lender with its obligations under Section 3 and Section 4 of the SNDA. Any Secured Lender who is a party to an SNDA and who is in compliance with its obligations under Section 3 and Section 4 of such SNDA is hereinafter referred to as a “Lienholder.”
ARTICLE 7
EVENTS OF DEFAULT
     The term “Event of Default”, as used in the Security Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:
7.1	Breach of Deed of Trust. (a) Grantor shall (i) fail to perform or observe, in any material respect, any covenant, condition or agreement of this Deed of Trust to be performed or observed by Grantor, or (ii) breach any warranty or representation made by Grantor in this Deed of Trust, and such failure or breach shall continue unremedied for a period of thirty (30) days after receipt of written notice thereof to the Grantor from the Beneficiary; provided, however, that in the event such failure or breach cannot be reasonably cured within such thirty (30) day period and Grantor has diligently proceeded (and continues to proceed) to cure such breach, Grantor shall have an additional sixty (60) days to cure such failure or breach, or (b) ____________________ shall fail to perform all of the Obligations in full and on or before the dates same are to be performed (after giving effect to any applicable grace and cure periods).

7.2	Voluntary Bankruptcy. Grantor shall (a) voluntarily be adjudicated a bankrupt or insolvent, (b) procure, permit or suffer the voluntary or involuntary appointment of a

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receiver, trustee or liquidator for itself or for all or any substantial portion of its property, (c) file any petition seeking a discharge, rearrangement, or reorganization of its debts pursuant to the bankruptcy laws or any other debtor relief laws of the United States or any state or any other competent jurisdiction, or (d) make a general assignment for the benefit of its creditors.
7.3	Involuntary Bankruptcy. If (a) a petition is filed against Grantor seeking to rearrange, reorganize or extinguish its debts under the provisions of any bankruptcy or other debtor relief law of the United States or any state or other competent jurisdiction, and such petition is not dismissed or withdrawn within sixty (60) days after its filing, or (b) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Grantor a receiver or trustee for it, or for all or any part of its property, and such order, judgment, or decree is not dismissed, withdrawn or reversed within sixty (60) days after the date of entry of such order, judgment or decree.

7.4	Rejection of Throughput Agreement. A rejection, by or on behalf of Grantor or ____________________, of the Throughput Agreement in bankruptcy.
ARTICLE 8
REMEDIES
8.1	Remedies. Subject, in each case, to the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA, and provided no material default by ____________________ has occurred and is continuing, if an Event of Default shall occur and be continuing, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:
(a) Entry Upon Mortgaged Property. Enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary’s prior written consent thereto, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.
(b) Operation of Mortgaged Property. Hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other Persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable), and apply all amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 8.7.

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(c) Trustee or Receiver. Prior to, upon or at any time after, commencement of any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the satisfaction of the Obligations for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court.
(d) Foreclosure and Sale. Sell or offer for sale the Mortgaged Property, in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder, for cash, at public auction. Such sale and notice thereof shall be made (i) in accordance with the then applicable provisions of Section __________ of the ____________________ (or any successor statute), or (ii) by accomplishing all or any of the aforesaid in such manner as permitted or required by __________ of the ____________________ or by Chapter 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent amendments or enactments relating to same. If the Mortgaged Property is situated in more than one county, all required notices shall be given in each such county, and such notices shall designate the county in which the Mortgaged Property will be sold. The affidavit of any person having knowledge of the facts to the effect that notice was properly given shall be prima facie evidence of such fact. At any such sale (A) whether made under the power herein contained, the aforesaid ____________________, the UCC, any other requirement of applicable law or governmental regulation or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have been physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to the purchaser at such sale, (B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (C) each and every recital contained in any instrument of conveyance made by Trustee shall be prima facie evidence of the truth and accuracy of the matters recited therein, including, without limitation, non-payment of the Obligations, advertisement and conduct of such sale in the manner provided therein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (E) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof, (F) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Mortgaged Property sold, and such sale shall be a perpetual bar, both at law and in equity, against Grantor and against any and all other

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persons claiming or to claim the Mortgaged Property sold or any part thereof, by, through or under Grantor, and (G) to the extent and under such circumstances as are permitted by law, Beneficiary and any entity related by ownership or control to Beneficiary may be a purchaser at any such sale.
(e) Other. Exercise any and all other rights, remedies and recourses granted under this Deed of Trust.
8.2	Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary shall have all rights, remedies and recourses granted in the Throughput Agreement and, subject to the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA, the Deed of Trust and same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against Grantor or others obligated under this Deed of Trust, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

8.3	Obligations. Neither Grantor, ____________________, nor any other Person hereafter obligated for performance or fulfillment of all or any of the Obligations shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Grantor or any other Person to enforce any provisions of this Deed of Trust; (b) the release, regardless of consideration, of the Mortgaged Property or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Security Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other Person, and in such event Grantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (d) by any other act or occurrence save and except the complete fulfillment of all of the Obligations.

8.4	Release of and Resort to Collateral. Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Deed of Trust or their stature as a lien and security interest in and to the Mortgaged Property.

8.5	Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Trustee’s

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election to exercise or his actual exercise of any right, remedy or recourse provided for under this Deed of Trust; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.
8.6	Discontinuance of Proceedings. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under this Deed of Trust and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Security Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

8.7	Application of Proceeds. Subject, in each case, to applicable law and the rights of any Lienholder arising under or pursuant to the Senior Liens, and the terms and provisions of the SNDA (including, without limitation, the right to receive payments otherwise due to ____________________ under the terms of the Throughput Agreement), the proceeds and other amounts generated by the holding, operating or other use of, the Mortgaged Property shall be applied by Trustee or Beneficiary (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority:
(a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing and improving the same, including without limitation (i) trustees’ and receivers’ fees, (ii) court costs, (iii) attorneys’ and accountants’ fees, and (iv) the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Deed of Trust (except those to which the Mortgaged Property has been sold subject to and without in any way implying Beneficiary’s prior consent to the creation thereof);
(b) second, to the payment of all amounts which may be due to Beneficiary with respect to the Obligations;
(c) third, to the extent permitted by law, funds are available therefor out of the proceeds generated by the holding, operating or other use of the Mortgaged Property and known by Beneficiary, to the payment of any indebtedness or obligation secured by a subordinate deed of trust on or security interest in the Mortgaged Property; and
(d) fourth, to Grantor.
8.8	INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, TRUSTEE AND/OR BENEFICIARY AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS AND EXPERTS (COLLECTIVELY THE “INDEMNIFIED PARTIES”) SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR RESULTING FROM (i) AN ASSERTION THAT TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY

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HAS RECEIVED FUNDS FROM THE OPERATIONS OF THE MORTGAGED PROPERTY CLAIMED BY THIRD PERSONS OR (ii) ANY ACT OR OMISSION OF TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY, INCLUDING IN EITHER CASE SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF TRUSTEE, BENEFICIARY OR AN INDEMNIFIED PARTY OR WHICH MAY RESULT FROM STRICT LIABILITY, WHETHER UNDER APPLICABLE LAW OR OTHERWISE, UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF TRUSTEE, BENEFICIARY OR ANY INDEMNIFIED PARTY NOR SHALL TRUSTEE, BENEFICIARY AND/OR ANY INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF GRANTOR. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY TRUSTEE, BENEFICIARY AND EACH OF THEIR RESPECTIVE INDEMNIFIED PARTIES FOR, AND TO HOLD THEM HARMLESS FROM, ANY AND ALL LOSSES WHICH MAY OR MIGHT BE INCURRED BY TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, INCLUDING SUCH LOSSES WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF TRUSTEE, BENEFICIARY OR AN INDEMNIFIED PARTY OR WHICH MAY RESULT FROM STRICT LIABILITY, WHETHER UNDER APPLICABLE LAW OR OTHERWISE, UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF TRUSTEE, BENEFICIARY OR INDEMNIFIED PARTY. SHOULD TRUSTEE, BENEFICIARY AND/OR ANY INDEMNIFIED PARTY MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LOSSES, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION GRANTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY GRANTOR TO TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE HIGHEST RATE ALLOWED BY LAW, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS DEED OF TRUST. THE LIABILITIES OF GRANTOR AS SET FORTH IN THIS SECTION 8.8 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.
ARTICLE 9
SECURITY AGREEMENT
9.1	Security Interest. This Deed of Trust shall be construed as a deed of trust on real property and it shall (subject to the Senior Liens) also constitute and serve as a “Security Agreement” on personal property within the meaning of, and shall constitute a security interest under, the UCC with respect to the Personalty, Fixtures and Leases. To this end, Grantor has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED,

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AND SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER AND SET OVER, unto Trustee and unto Beneficiary, a security interest in all of Grantor’s right, title and interest in, to and under the Personalty, Fixtures and Leases to secure the full and timely performance and discharge of the Obligations, subject only to the Permitted Encumbrances.
9.2	Financing Statements. Grantor hereby authorizes Beneficiary to file such “Financing Statements,” and Grantor hereby agrees to execute and deliver such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and preserve Beneficiary’s security interest herein granted and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

9.3	Uniform Commercial Code Remedies. Subject, in each case, to the rights of any Lienholder under or pursuant to the Senior Liens, and the terms and provisions of the SNDA and this Deed of Trust, Beneficiary and/or Trustee shall have all the rights, remedies and recourses (other than auction and sale rights) with respect to the Personalty, Fixtures and Leases afforded to it by the aforesaid UCC in addition to, and not in limitation of, the other rights, remedies and recourses afforded by this Deed of Trust.

9.4	No Obligation of Trustee or Beneficiary. The assignment and security interest herein granted shall not be deemed or construed to constitute Trustee or Beneficiary as a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease the Mortgaged Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever.

9.5	Fixture Filing. This Deed of Trust shall constitute a “fixture filing” for all purposes of Article 9 of the UCC. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained at the addresses set forth on the first page hereof. The address of the Secured Party (Beneficiary) is the address set forth in Section 1.1(d) and the address of the Debtor (Grantor) is the address set forth in the opening paragraph of this Deed of Trust.

9.6	Satisfaction and Release. If (a) all Obligations secured hereby shall be paid, performed and satisfied in full, (b) the Mortgaged Property (or any portion thereof, in which case the provisions of clauses (i) through (iv) below shall be applicable only to such portion) shall be sold, consigned, conveyed or transferred in accordance with the provisions of the Throughput Agreement, and/or (c) the Throughput Agreement shall be terminated, cancelled or otherwise expire, and the Obligations of ____________________ set forth in Section 2(c) of the Throughput Agreement shall no longer be applicable, and/or (d) at any time Grantor’s (or ____________________, in the event Grantor does not have a stand-alone credit rating) senior unsecured debt has an Investment Grade Rating (as hereinafter defined) from both Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) (or any successor to the rating business of either thereof), then (i) this Deed of Trust shall be null and void, (ii) the liens and security interests created by this Deed of Trust shall be released as promptly as practicable, (iii) the Mortgaged Property shall revert to Grantor (or the transferee in the case of clause (b)

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above) free and clear of the liens and security interests created by this Deed of Trust, and (iv) Beneficiary and Trustee (as applicable) shall execute and deliver, or cause to be executed and delivered, instruments of satisfaction and release that are reasonably requested by Grantor. Otherwise, this Deed of Trust shall remain and continue in full force and effect. As used in this Section 9.6, the term “Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, or BBB- (or the equivalent) by S&P.
ARTICLE 10
CONCERNING THE TRUSTEE
10.1	No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to him against any and all costs, expense and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Security Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

10.2	Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (a) to select, employ and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel; (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys; (c) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith; and (d) to take any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered.

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Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

10.3	Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by him hereunder.

10.4	Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estates, properties, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof.

10.5	Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such new Trustee such estates, rights, powers and duties, then, upon request by such Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

10.6	Succession Instruments. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the successor Trustee so appointed in its or his place.

10.7	No Representation by Trustee. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Trustee or Beneficiary pursuant to the Security Documents, including but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to,

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or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Trustee or Beneficiary.
ARTICLE 11
MISCELLANEOUS
11.1	Performance at Grantor’s Expense. The cost and expense of performing or complying with any and all of the Obligations shall be borne solely by Grantor and/or ____________________ to the extent provided in the Throughput Agreement.

11.2	Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Security Documents and shall continue in full force and effect until the Obligations have been performed and discharged in full.

11.3	Further Assurances. Grantor, upon the request of Trustee or Beneficiary, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the then Mortgaged Property.

11.4	Recording and Filing. Grantor will cause the Security Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

11.5	Notices.
(a) Any notice or communication given under this Deed of Trust shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of delivery, with a receipt for delivery, (y) if refused, on the date of refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:

Grantor:	____________________
____________________
____________________
Attn: ____________________
Email address: ____________

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with a copy, which shall not constitute notice, but is required in order to give proper notice, to:

____________________
____________________
____________________
Attn: ____________________
Email address: ____________

Beneficiary:	____________________
____________________
____________________
Attn: ____________________
Email address: ____________
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:

____________________
____________________
____________________
Attn: ____________________
Email address: ____________
(b) Any party may at any time change its address for service by giving notice to the other parties in accordance with this Section 11.5.
11.6	No Waiver. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or of any other terms, provision or condition thereof and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

11.7	Beneficiary’s Right to Perform the Obligations. If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Security Documents (after giving effect to any applicable notice and cure period), then at any time thereafter, and without further notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon or in the Real Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate but in any case subject to the rights of any Lienholder arising under or pursuant to the Senior Liens and the terms and provisions of the SNDA. If Beneficiary shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Entity or

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other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Security Documents, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Grantor shall indemnify Beneficiary for all losses, expenses, damages, claims and causes of action, including reasonable attorneys’ fees, incurred or accruing by reason of any acts performed by Beneficiary pursuant to the provisions of this Section 11.7 or by reason of any other provision in the Security Documents. All sums paid by Beneficiary pursuant to this Section 11.7 and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the maximum rate allowed by law from the date of such payment or expenditure, shall be secured by the Security Documents and shall be paid by Grantor to Beneficiary upon demand.
11.8	Covenants Running with the Land. All Obligations contained in the Security Documents are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property.

11.9	Successors and Assigns. All of the terms of the Security Documents shall apply to, be binding upon and inure to the benefit of the parties thereto, their successors and assigns, and all other Persons claiming by, through or under them.

11.10	Severability. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Security Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

11.11	Entire Agreement and Modification. The Security Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. Notwithstanding anything herein to the contrary, Grantor and, by its acceptance hereof, Beneficiary hereby acknowledge and agree that in the event that any of the terms or provisions of this Deed of Trust conflict with any terms or provisions of the Throughput Agreement, the terms or provisions of the Throughput Agreement shall govern and control for all purposes. The Security Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments (a) executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted, and (b) consented to by the Lienholders to the extent any such amendment, revision, waiver, discharge, release or termination would be materially adverse to the rights of any such Lienholder. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

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11.12	Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument.

11.13	Applicable Law. This Deed of Trust shall be construed and enforced in accordance with and governed by the laws of the State of __________ and the laws of the United States of America, except that to the extent that the law of the state in which a portion of the Mortgaged Property is located (or which is otherwise applicable to a portion of the Mortgaged Property) necessarily or appropriately governs with respect to procedural and substantive matters relating to the creation, perfection and enforcement of the liens, security interests and other rights and remedies of Trustee on behalf of Beneficiary or Beneficiary granted herein, the laws of such state shall apply as to that portion of the Mortgaged Property located in (or otherwise subject to the laws of) such state.

11.14	No Partnership. Nothing contained in the Security Documents is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association between Grantor, Trustee and Beneficiary, or in any way make Beneficiary or Trustee coprincipals with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

11.15	Headings. The Article, Section and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

11.16	Waiver of Stay, Moratorium, and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies Beneficiary may have thereunder, hereunder or by law.

11.17	Transfer of Mortgaged Property. No sale, lease, exchange, assignment, conveyance or other transfer (each, a “Transfer”) of the Mortgaged Property will extinguish the lien or security interest created by this Deed of Trust, except to the extent provided in Section 9.6 of this Deed of Trust or in the Throughput Agreement. As a condition to any Transfer, Beneficiary may (a) require the express assumption of the Obligations by the transferee (with or without the release of Grantor from liability in respect thereof), and (b) require the execution of an assumption agreement, modification agreements, supplemental security documents and financing statements satisfactory in form and substance to Beneficiary.

11.18	Estoppel Certificates. Grantor and Beneficiary agree to execute and deliver from time to time, upon the request of the other party, a certificate regarding the status of the Throughput Agreement, consisting of statements, if true (or if not, specifying why not), (a) that the Throughput Agreement is in full force and effect, (b) the date through which payments have been paid, (c) the date of the commencement of the term of the Throughput Agreement, (d) the nature of any amendments or modifications of the

21

Throughput Agreement, (e) to such party’s actual knowledge without investigation, no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Throughput Agreement, (f) to such party’s actual knowledge without investigation, no setoffs, recoupments, estoppels, claims or counterclaims exist against the other party under the Throughput Agreement, and (g) such other factual matters as may be reasonably requested.
11.19	Final Agreement. Grantor acknowledges receipt of a copy of this instrument at the time of execution hereof. Grantor acknowledges that, except as incorporated in writing in this Deed of Trust, there are not, and were not, and no persons are or were authorized to make any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in this Deed of Trust. THE WRITTEN AGREEMENTS HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.20	Throughput Agreements. Notwithstanding the fact that neither Grantor nor Beneficiary is a party to the Throughput Agreement in effect as of the date of this Deed of Trust, for purposes of this Deed of Trust, (a) Grantor agrees to be bound by the terms of the Throughput Agreement to which ____________________ is bound, and (b) by accepting this Deed of Trust, Beneficiary agrees to be bound by the terms of the Throughput Agreement to which ____________________is bound. Grantor acknowledges, and by accepting this Deed of Trust Beneficiary acknowledges, that (i) Grantor is a wholly-owned subsidiary of ____________________, (ii) ____________________ is a wholly-owned subsidiary of Beneficiary, and (iii) the Throughput Agreement governs the operation of the Assets that constitute a portion of the collateral under this Deed of Trust, and, as a result, both Grantor and Beneficiary will receive substantial benefit in connection with the Throughput Agreement. [NOTE: This paragraph is subject to revision or deletion to account for the parties to the applicable Throughput Agreement.]
[SIGNATURE PAGE TO FOLLOW]

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     WITNESS THE EXECUTION HEREOF as of the date first above written.

____________________

By:
____________________, its ____________

By:
Name:
Title:

EMPLOYER IDENTIFICATION NUMBER OF GRANTOR:	____________________

ORGANIZATIONAL NUMBER OF GRANTOR:	____________________
Signature Pages — Subordinated Mortgage

THE STATE OF __________	§
§
COUNTY OF ____________	§
     This instrument was acknowledged before me on ____________________, 201__, by ____________________, ____________________of ____________________, a ____________________, ____________________of ____________________, a ____________________, on behalf of said ___________________.

Notary Public, State of __________
My Commission Expires:

Acknowledgment Pages — Subordinated Mortgage

EXHIBIT A
ASSETS

A-1

EXHIBIT B
REAL PROPERTY

B-1

ATTACHMENT 1
FORM OF SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
After recording, return to:
____________________
____________________
____________________
____________________
SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
     This Subordination, Non-Disturbance and Attornment Agreement (this “Agreement”) is executed effective as of December ___, 201__, among ____________________, in its capacity as administrative agent (or any assignee of or successor to such administrative agent) under the Credit Agreement (as defined below) and on behalf of the Credit Parties (as defined below) (“Administrative Agent”), and ____________________, a ____________________ (“Holly”).
RECITALS:
     A. ____________________, a ____________________ (“____________________”), the financial institutions party thereto from time to time (individually, a “Financial Institution” and collectively, the “Financial Institutions”), the Financial Institutions issuing letters of credit thereunder from time to time, if any (individually, an “Issuing Bank” and collectively, the “Issuing Banks”), the Financial Institutions or any affiliate thereof that have entered into hedging arrangements with ____________________ or any subsidiary thereof from time to time (individually, a “Swap Counterparty” and collectively, the “Swap Counterparties” and, together with Administrative Agent, the Financial Institutions and the Issuing Banks, being collectively referred to herein as the “Credit Parties”) are parties to that certain ____________________ dated as of ____________________ (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified and/or restated from time to time, the “Credit Agreement”).
     B. The Financial Institutions are the present owners and holders of certain promissory notes dated ____________________, executed by ____________________ and payable to the order of each such Financial Institution (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time and together with any additional notes issued under or pursuant to the Credit Agreement, the “Notes”). Administrative Agent, for the ratable benefit of the Credit Parties, is the beneficiary of that certain ____________________ dated effective as of ____________________ (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time, collectively, the “Senior Mortgages”), and the secured party under certain other security agreements and documents entered into in connection with the Credit Agreement (as heretofore

Attachment 1-1

and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time, the “Security Instruments” and, together with the Credit Agreement, the Notes, the Senior Mortgages and any other documents, instruments and agreements executed and/or delivered in connection with the Credit Agreement, collectively, the “Senior Loan Documents”).
     C. Pursuant to the Senior Loan Documents and to secure the Notes and the other Secured Obligations (as defined in the Senior Mortgages), ____________________, a ____________________ (“Grantor”) granted a security interest and mortgage lien to or for the benefit of Administrative Agent, covering the Property (defined below), including the Realty Collateral (as defined in the Senior Mortgages) described on Exhibit A attached hereto. As used herein, “Property” shall mean the Mortgaged Property, as such term is defined in the Senior Mortgages.
     D. Holly is the current owner of certain rights and interests under and pursuant to the provisions of that certain ____________________ dated as of ____________________, by and between ____________________, a ____________________ (“____________________”) and ____________________ (together with any amendments, restatements or modifications from time to time made thereto, the “Throughput Agreement”).
     E. Holly is the current beneficiary of certain liens and security interests in a portion of the Property (the “Subordinated Liens”) under and pursuant to the provisions of that certain Mortgage and Deed of Trust (with Security Agreement and Financing Statement) (the “Holly Mortgage”) dated effective as of ____________________ executed by Grantor to ____________________, Trustee, for the benefit of Holly, securing the Obligations (as defined in the Holly Mortgage and referred to herein as the “HEP Obligations”), such Holly Mortgage being recorded (or to be recorded) in ___________________.
     F. Holly has agreed to subordinate its Subordinated Lien under the Holly Mortgage (but not, pursuant to this Agreement, any of its rights and interests under the Throughput Agreement) to (i) the Senior Mortgages and the other Senior Loan Documents, and (ii) any other mortgage, deed of trust or security instrument granted by a Purchaser (as defined in Section 3 below) or any subsequent purchaser of any portion of the Mortgaged Property (as heretofore and hereafter renewed, extended, amended, supplemented, replaced, modified, and/or restated from time to time, a “Future Senior Mortgage”) that secures debt and obligations of, and other extensions of credit to, such Purchaser or purchaser (together with the Secured Obligations (as defined in the Senior Mortgages), referred to herein as the “Senior Secured Obligations”) and Administrative Agent has agreed that it and any such Purchaser at foreclosure of a Senior Mortgage shall recognize and not disturb or extinguish the Holly Mortgage, all on the terms and conditions hereinafter set forth.
AGREEMENTS:
     NOW, THEREFORE, in consideration of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent and Holly hereby covenant and agree as follows:

Attachment 1-2

     1. Subordination of Holly Mortgage.
          (a) Subject to the provisions of Section 3 and Section 4 hereof, the Subordinated Liens of Holly under the Holly Mortgage and all of the terms, covenants and provisions of the Holly Mortgage, and all rights, remedies and options of Holly thereunder, are and shall at all times continue to be subject, subordinate and inferior in all respects to the Senior Loan Documents and any Future Senior Mortgage and to the liens and security interests thereof and to all amendments, modifications, and replacements thereof, with the same force and effect as if the Senior Loan Documents, or if applicable, the Future Senior Mortgage, had been executed, delivered and recorded prior to the execution, delivery and recordation of the Holly Mortgage. This Agreement is not intended, and shall not be construed, to (i) subordinate the rights and interests of Holly under the Throughput Agreement (including Holly’s right to quiet enjoyment under the Throughput Agreement or any claims, remedies or damages that may be due or available to, or become due or available to, Holly under the Throughput Agreement), or (ii) subordinate the Holly Mortgage to any mortgage, deed of trust, assignment, security agreement, financing statement or other security document, other than, with respect to clause (ii), the Senior Loan Documents and the Future Senior Mortgage. Nothing in this Agreement shall impair, as between Grantor or ____________________, on the one hand, and Holly, on the other hand, the obligations of Grantor and ____________________, which are absolute and unconditional, to perform the HEP Obligations in accordance with their terms.
          (b) Notwithstanding anything herein or in the Holly Mortgage to the contrary, Holly hereby acknowledges and agrees, and Grantor by its consent to this Agreement acknowledges and agrees, that (i) in the event that any of the terms or provisions of this Agreement conflict with any terms or provisions of the Holly Mortgage, the terms or provisions of this Agreement shall govern and control for all purposes; and (ii) without the written prior consent of the Administrative Agent or the beneficiary of any Future Senior Mortgage (together with the Credit Parties, the “Senior Beneficiaries”), neither Holly nor Grantor (nor any future owner of the Mortgaged Property) will amend, revise, supplement, replace, restate, or otherwise modify the Holly Mortgage if such amendment, revision, supplement, replacement, restatement or other modification would be materially adverse to the rights of any Senior Beneficiary.
     2. Relative Rights and Priorities. Subject to the provisions of Section 1, Section 3 and Section 4 hereof:
          (a) Until the Senior Secured Obligations have been indefeasibly paid in full, all commitments to extend credit under the Credit Agreement (or if applicable, any agreement governing obligations secured by a Future Senior Mortgage) have terminated, and all letters of credit issued thereunder have been terminated and returned (the “Senior Obligations Payment Date”), Holly will not (i) commence any foreclosure (whether a judicial foreclosure or non-judicial foreclosure) of the Holly Mortgage, (ii) accept a deed or assignment in lieu of foreclosure, (iii) otherwise exercise any of its rights or remedies under the Holly Mortgage, or (iv) take any Enforcement Action.

Attachment 1-3

          (b) Holly agrees that, until the Senior Obligations Payment Date has occurred:
               (i) it will not take or cause to be taken any action, the purpose or effect of which is to make any Subordinated Lien pari passu with or senior to, or to give Holly any preference or priority relative to, the liens and security interests with respect to the Senior Secured Obligations;
               (ii) it will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding (as herein defined)) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Mortgaged Property (as defined in the Holly Mortgage and with the same meaning herein as therein defined) by any of the Senior Beneficiaries or any other Enforcement Action taken by or on behalf of any of the Senior Beneficiaries;
               (iii) it has no right to (A) direct any of the Senior Beneficiaries to exercise any right, remedy or power with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage or (B) consent or object to the exercise by any of the Senior Beneficiaries of any right, remedy or power with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);
               (iv) it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any of the Senior Beneficiaries seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Beneficiaries shall be liable for any action taken or omitted to be taken by any of the Senior Beneficiaries with respect to the Mortgaged Property or pursuant to the Senior Loan Documents or any Future Senior Mortgage; and
               (v) the Senior Beneficiaries shall have the prior right to collect and receive any and all proceeds which may be paid or distributed in respect of the Mortgaged Property in any Insolvency Proceeding or otherwise arising from any sale or other disposition of the Mortgaged Property.
          (c) Until the Senior Obligations Payment Date has occurred, Holly agrees that it shall not, in, or in connection with, any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case, that is inconsistent with the terms or spirit of, or intent of the parties with respect to, this Agreement, including, without limitation, with respect to the determination of any liens or claims held by any of the Senior Beneficiaries (including the validity and enforceability thereof) or the value of any claims of such parties under the United States Bankruptcy Code or otherwise; provided that Holly may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations imposed hereby; provided further, that if no proof of claim is filed in any Insolvency Proceeding with respect to the HEP Obligations by the 10th day prior to the bar date for such proof of claim, the Senior Beneficiaries may (but shall have no duty or obligation

Attachment 1-4

to), after notice to Holly, file such proof of claim, provided that the foregoing shall not confer to any Senior Beneficiary the right to vote on behalf of Holly in any insolvency proceeding.
          (d) Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against the owner of the Mortgaged Property, any of the Senior Beneficiaries shall have the exclusive right to take and continue any Enforcement Action with respect to the Mortgaged Property, without any consultation with or consent of Holly. Upon the occurrence and during the continuance of a default or an event of default under the Senior Loan Documents or any Future Senior Mortgage, any of the Senior Beneficiaries may take and continue any Enforcement Action with respect to the Senior Secured Obligations and the Mortgaged Property in such order and manner as they may determine in their sole discretion.
          (e) To the extent required, Holly hereby consents to the liens and security interests created by the Senior Mortgages and any Future Senior Mortgage, and Holly shall not object to or contest, or support any other person or entity in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any lien or security interest in the Mortgaged Property granted in favor of any of the Senior Beneficiaries. Notwithstanding any failure by any of the Senior Beneficiaries or Holly or their respective representatives to perfect their liens in the Mortgaged Property or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the liens in the Mortgaged Property granted in favor of any of the Senior Beneficiaries or Holly, the priority and rights as between any of the Senior Beneficiaries and Holly and its representatives with respect to the Mortgaged Property shall be as set forth herein.
     As used in this Section 2, the following terms shall have the following meanings:
     “Enforcement Action” means any demand for payment or acceleration thereof, the bringing of any lawsuit or other proceeding, the exercise of any rights and remedies, directly or indirectly, with respect to any Mortgaged Property, any enforcement or foreclosure of any lien or security interest, any sale in lieu of foreclosure, the taking of possession, exercise of any offset, repossession, garnishment, sequestration or execution, any collection of any Mortgaged Property, any notice to account debtors on any Mortgaged Property or the commencement or prosecution of enforcement of any of the rights and remedies under the Senior Loan Documents or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the uniform commercial code of any applicable jurisdiction, under the United States Bankruptcy Code, as amended from time to time or otherwise; provided, that, neither the exercise or enforcement by Holly of its rights under the Throughput Agreement, nor the filing of a proof of claim in an Insolvency Proceeding, shall constitute an Enforcement Action.
     “Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the United States Bankruptcy Code, as amended from time to time or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

Attachment 1-5

     3. Recognition and Non-Disturbance of Holly Mortgage. If Administrative Agent, any other Credit Party or any other person (Administrative Agent, any other Credit Party or such other person being herein called a “Purchaser”) shall become the owner of any part of the Property by reason of the foreclosure (whether a judicial foreclosure or non-judicial foreclosure) of a Senior Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise (any of such being herein called a “Foreclosure Event”), then for so long as the Throughput Agreement is in effect, the Purchaser shall (i) recognize the Holly Mortgage, and the Holly Mortgage shall not be terminated or affected thereby, but shall continue in full force and effect upon all of the terms, covenants and conditions set forth in the Holly Mortgage, and (ii) be bound by and subject to all of the terms, provisions, covenants and conditions of the Holly Mortgage; provided, that, the Holly Mortgage shall be subordinated to any Future Senior Mortgage, regardless of whether such Future Senior Mortgage is a direct replacement of an existing Senior Mortgage or Security Instrument, and any such Future Senior Mortgage shall be considered a “Senior Mortgage” for purposes of this Agreement and the Holly Mortgage. Administrative Agent shall not claim, or seek adjudication, that the Holly Mortgage has been terminated or otherwise adversely affected by any Foreclosure Event.
     4. Throughput Agreement. Administrative Agent recognizes and confirms that the Throughput Agreement, and the rights and interests of Holly thereunder, shall in no way be restricted, limited or otherwise affected by this Agreement, the Holly Mortgage, the Senior Mortgages, any Future Senior Mortgage, the Security Instruments or any liens or security interests thereof; provided, however, that, Holly agrees that nothing in the Throughput Agreement shall (a) prevent any Purchaser or subsequent purchaser from owning or operating the Mortgaged Property, so long as such Purchaser or subsequent purchaser shall have assumed, and be in compliance with, ____________________ obligations under the Throughput Agreement and shall have executed an “SNDA” as defined in, and in accordance with, Article 6 of the Holly Mortgage, or (b) be deemed to invalidate or require the release of any Senior Beneficiary’s liens in the Mortgaged Property in connection with the exercise by Holly of a purchase option under the Throughput Agreement or otherwise. Holly shall not amend, modify or supplement the Throughput Agreement without the prior written consent of the Majority Banks (as defined in the Credit Agreement); provided, that, such amendments, modifications or supplements may be made without the consent of the Majority Banks if such amendments, modifications or supplements (i) individually or in the aggregate, are not materially adverse to the rights of the Administrative Agent or the Financial Institutions, and (ii) individually or in the aggregate, do not materially decrease the economic benefit that ____________________ would have otherwise received pursuant to such agreement. Administrative Agent, both for itself and for any Purchaser, further agrees that upon any Foreclosure Event, the Throughput Agreement shall not be terminated or affected thereby, nor shall Holly’s right to ship or store petroleum products through the pipelines or in the terminals, respectively, constituting a portion of the Property in accordance with the provisions of the Throughput Agreement (or any other rights of Holly under the Throughput Agreement) be affected or disturbed because of the Foreclosure Event, but rather the Throughput Agreement shall continue in full force and effect as direct obligations between the Purchaser and Holly, upon all of the terms, covenants and conditions set forth in the Throughput Agreement. Neither Administrative Agent nor any Purchaser shall claim, or seek adjudication, that the Throughput Agreement has been terminated or otherwise adversely affected by any Foreclosure Event. Notwithstanding the foregoing, in the event that the Throughput Agreement is rejected in bankruptcy or is otherwise terminated, the Purchaser shall,

Attachment 1-6

promptly upon request by Holly, enter into a Throughput Agreement with Holly on substantially the same terms (and with tariffs and minimum volumes commensurate with those then applicable under the Throughput Agreement) and conditions as the rejected or terminated Throughput Agreement, but having a term commencing on the date on which Purchaser acquired title to any portion of the Property. The immediately preceding sentence shall be deemed to be a covenant running with the land and shall be binding on any person or entity that acquires title to all or party of the Property by, through or under a Senior Mortgage.
     5. Attornment With Respect to the Throughput Agreement. Upon the occurrence of any Foreclosure Event, Holly shall attorn to the Purchaser, the Purchaser shall accept such attornment, and the Purchaser and Holly shall be bound to each other under all of the terms, provisions, covenants and conditions of the Throughput Agreement; provided, that, except for Holly’s express rights and remedies under the Throughput Agreement, in no event shall the Purchaser be liable for any act, omission, default, misrepresentation, or breach of warranty of Grantor or ____________________ (or any owner of the Mortgaged Property prior to such Purchaser) or obligations accruing prior to Purchaser’s actual ownership of the Property. The provisions of this Agreement regarding attornment by Holly shall be self-operative and effective without the necessity of execution of any new document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Holly agrees, however, to execute and deliver upon the request of Purchaser, any instrument or certificate which in the reasonable judgment of Purchaser may be necessary or appropriate to evidence such attornment.
     6. Estoppel Certificate. Holly agrees to execute and deliver from time to time, upon the request of any of the Senior Beneficiaries, a certificate regarding the status of the Throughput Agreement, consisting of statements, if true (or if not, specifying why not), (a) that the Throughput Agreement is in full force and effect, (b) the date through which payments have been paid, (c) the date of the commencement of the term of the Throughput Agreement, (d) the nature of any amendments or modifications of the Throughput Agreement, (e) to Holly’s actual knowledge without investigation, no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Throughput Agreement, (f) to Holly’s actual knowledge without investigation, no setoffs, recoupments, estoppels, claims or counterclaims exist against Grantor or _____________________ under the Throughput Agreement, and (g) such other factual matters as may be reasonably requested.
     7. [Intentionally Omitted].
     8. Reliance on Notices. Grantor agrees that Holly may rely upon any and all notices from Administrative Agent or any Purchaser, even if such conflict with notices from Grantor.
     9. Notices. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by (a) registered or certified mail, postage prepaid, return receipt requested, (b) nationally recognized overnight delivery service, or (c) telecopier or email, addressed as follows:

Attachment 1-7

If to Administrative Agent:	____________________
____________________
____________________
____________________

If to Holly:	____________________
____________________
____________________
____________________
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:

____________________
____________________
____________________
____________________
Notice sent by registered or certified mail, postage prepaid, return receipt requested, shall be deemed given and received on the third Business Day (hereinafter defined) after being deposited in the United States mail, notice sent by nationally recognized overnight delivery service shall be deemed given in conformity with this paragraph and received on the first Business Day after being deposited with such delivery service, and notice given by telecopier or email shall be deemed given and received upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours. Each party may designate a change of address by notice to the other party. “Business Day” means a day upon which commercial banks are not authorized or required by law to close in Dallas, Texas.
     10. Binding Effect. This Agreement shall be binding upon Administrative Agent, Holly and any Purchaser and inure to the benefit of the Senior Beneficiaries and Holly and their respective successors and assigns. Grantor has assigned to Administrative Agent its rights hereunder, and _____________________ has assigned to Administrative Agent its rights under the Throughput Agreement by way of a collateral assignment. The parties agree that any person that shall become the owner of any of the rights of Grantor hereunder, or any of the rights of ____________________ under the Throughput Agreement by reason of foreclosure (whether a judicial foreclosure or non-judicial foreclosure and including, without limitation, Administrative Agent) or the acceptance of a deed or assignment in lieu of foreclosure or otherwise shall (a) have the same rights as Grantor hereunder, and ____________________ under the Throughput Agreement, including, without limitation, under this Section 10, and (b) be bound by and subject to all of the terms, provisions, covenants and conditions of this Agreement.
     11. General Definitions. The term “Administrative Agent” as used herein shall include the successors and assigns of Administrative Agent. The term “____________________” as used herein shall include the successors and assigns of ____________________ under the Throughput Agreement, but shall not mean or include Administrative Agent. The term “Property” as used herein shall mean the Property, the

Attachment 1-8

improvements now or hereafter located thereon and the estates therein encumbered by the Senior Mortgages. The term “Holly” as used herein shall include the successors and assigns of Holly hereunder and under the Throughput Agreement including, without limitation, any Holly Successor.
     12. Modifications. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.
     13. Governing Law. This Agreement shall be governed by and construed under the laws of the State in which the Property is located.
     14. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of such together shall constitute a single Agreement.
     15. Further Assurances. Without unreasonable delay and to the extent requested by ____________________, subject to Section 4 hereof and Article 6 of the Holly Mortgage, Holly will enter into new Subordination, Non-Disturbance and Attornment Agreements, if necessary or advisable, to facilitate the extension, amendment, supplement, restatement, replacement or refinancing of the indebtedness under the Credit Agreement.
     16. Throughput Agreements. Notwithstanding the fact that neither Grantor nor Holly is a party to the Throughput Agreement in effect as of the date of this Agreement, for the purpose of this Agreement, (a) Grantor agrees to be bound by the terms of the Throughput Agreement to which ____________________ is bound, and (b) ____________________ agrees to be bound by the terms of the Throughput Agreement to which ____________________ is bound. Grantor and Holly acknowledge that (i) Grantor is a wholly-owned subsidiary of ____________________, (ii) ____________________ is a wholly-owned subsidiary of Holly, and (iii) the Throughput Agreement governs the operation of the pipelines that constitute a portion of the collateral under the Holly Mortgage, and, as a result, both Grantor and Holly will receive substantial benefit in connection with the Throughput Agreement.
[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Attachment 1-9

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ADMINISTRATIVE AGENT:	, as Administrative Agent

By:
Name:
Title:

HOLLY:

By:
Name:
Title:

Attachment 1-10

GRANTOR’S CONSENT
     The undersigned hereby consents to the foregoing Subordination, Non-Disturbance and Attornment Agreement and, without limitation, agrees to the provisions of Section 1 thereof.

:

	By:	, its

By:

Name:

Title:

Attachment 1-11

THE STATE OF __________	§
§
COUNTY OF ____________	§
     THIS INSTRUMENT was acknowledged before me on _______________, by ____________________, ____________________ of ____________________, a ____________________, as Administrative Agent, on behalf of such ___________________.

My Commission Expires

Notary Public in and for the State of __________

Printed Name of Notary

Attachment 1-12

THE STATE OF __________	§
§
COUNTY OF ____________	§
     THIS INSTRUMENT was acknowledged before me on _______________, by ____________________, ____________________of ____________________, a ____________________, on behalf of such ___________________.

My Commission Expires

Notary Public in and for the State of __________

Printed Name of Notary

Attachment 1-13

THE STATE OF __________	§
§
COUNTY OF ____________	§
     This instrument was acknowledged before me on _______________, by ____________________, ____________________ of ____________________, a ____________________ ____________________ of ____________________, a ____________________, on behalf of said ___________________.
My Commission Expires

Notary Public in and for the State of __________

Printed Name of Notary

Attachment 1-14

EXHIBIT A
DESCRIPTION OF REALTY COLLATERAL

Attachment 1-15